Effective immediately, the ticker symbol chart located on the front cover is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MSRXX
Class B	MCRXX
Class C	MCCXX
Class 529A	MACXX
Class 529B	MRBXX
Class 529C	MRCXX
Class R1	CRVXX
Class R2	CRMXX
Class R3	CRJXX
Class R4	CRKXX

Statement of Additional Information December 29, 2010

MFS® Cash Reserve Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MSRXX
Class B	MCRXX
Class C	MCCXX
Class 529A	MACXX
Class 529B	MRBXX
Class 529C	MRCXX
Class R1	CRVXX
Class R2	MCRMX
Class R3	CRJXX
Class R4	MCRLX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

LMM-SAI-122910

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” – MFS Cash Reserve Fund. The Fund was previously known as MFS Lifetime Money Market Fund (prior to September 7, 1993).

“Trust” – MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993), and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, program management services, and transfer agency services, for certain specified periods, is set forth in Appendix C to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix D to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix E to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix D to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

1

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$2,046	N/A	$237,853
Lawrence H. Cohn, M.D.(3)	$1,954	$0	$215,853
Maureen R. Goldfarb	$1,954	N/A	$216,853
David H. Gunning	$2,347	N/A	$281,853
William R. Gutow	$1,954	N/A	$216,853
Michael Hegarty	$2,040	N/A	$236,853
J. Atwood Ives(4)	$739	$0	$215,853
John P. Kavanaugh	$1,960	N/A	$217,853
J. Dale Sherratt	$2,046	$0	$237,853
Laurie J. Thomsen	$2,015	N/A	$227,853
Robert W. Uek	$2,084	N/A	$244,103

(1)                    For the fiscal year ended August 31, 2010.

(2)                    For calendar year 2009 for 99 funds.

(3)                    Dr. Cohn retired as Trustee of the Fund on December 31, 2010.

(4)                    Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*

CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*

PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)               The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*                      Non-interested Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I – APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	N	D
Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D.	N	D(1)
Maureen R. Goldfarb	N	D
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	N	D
John P. Kavanaugh	N	D
J. Dale Sherratt	N	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

(1)  Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

MASSACHUSETTS FINANCIAL SERVICES	100% OF CLASS 529A SHARES
500 BOYLSTON STREET	100% OF CLASS 529B SHARES
BOSTON MA 02116	100% OF CLASS 529C SHARES

JOHN H WATERFIELD III	9.18% OF CLASS 529B SHARES
214 W MENOMONEE ST
CHICAGO IL 60614-5310

BEVERLY J OSTERTAG	7.00% OF CLASS 529B SHARES
7195 CASEY PKWY
PRIOR LAKE MN 55372-2610

6

GREGORY L ROLLINS	5.85% OF CLASS 529B SHARES
FBO SAMUEL B ROLLINS
109 BROAD ST
MIDDLETOWN MD 21769-7906

GPC SECURITIES INC	16.94% OF CLASS A SHARES
400 COLONY SQ NE	93.84% OF CLASS R1 SHARES
1201 PEACHTREE ST NE STE 2200	94.51% OF CLASS R2 SHARES
ATLANTA GA 30361-6306	96.74% OF CLASS R3 SHARES
93.93% OF CLASS R4 SHARES

PERSHING LLC	7.53% OF CLASS A SHARES
PO BOX 2052	6.05% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	7.03% OF CLASS C SHARES

NFS LLC	5.39% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	8.19% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

FIRST CLEARING LLC	5.20% OF CLASS B SHARES
ATTN MUTUAL FUNDS	5.91% OF CLASS C SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

RELIANCE TRUST COMPANY FBO	6.21% OF CLASS R3 SHARES
CHESTER COUNTY HOSPITAL 403B PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	84.25% OF CLASS R4 SHARES
GOODMAN & CO LLP 401K P/S PLAN
PO BOX 79377
ATLANTA GA 30357-7377

7

PART I – APPENDIX C - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, program management services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix D to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services(2)
August 31, 2010	$0	$1,972,056	$1,129,560	$89,942	$0
August 31, 2009	$532,051	$2,264,358	$1,531,654	$145,124	$3,527
August 31, 2008	$763,131	$2,035,015	$1,242,689	$77,465	$8,993

(1)          Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

(2)          Payment only from assets attributable to Class 529A, 529B, and 529C shares. MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.

8

PART I – APPENDIX D - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	N/A	N/A	N/A	$0	$309,956	$11,113
August 31, 2009	N/A	N/A	N/A	$864	$675,208	$40,405
August 31, 2008	N/A	N/A	N/A	$6,222	$330,316	$36,533

	Class 529A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares
August 31, 2010	N/A	N/A	N/A	N/A	$1,146	$90
August 31, 2009	N/A	N/A	N/A	N/A	$2,588	$52
August 31, 2008	N/A	N/A	N/A	N/A	$100	$5

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan Payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	N/A	N/A	N/A
Class B Shares	$0	$0	$0
Class C Shares	$0	$0	$0
Class 529A Shares	$0	$0	$0
Class 529B Shares	$0	$0	$0
Class 529C Shares	$0	$0	$0
Class R1 Shares	$0	$0	$0
Class R2 Shares	$0	$0	$0
Class R3 Shares	$0	$0	$0
Class R4 Shares	N/A	N/A	N/A

9

PART I – APPENDIX E - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	Ö
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

Ö

10

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	Ö	Ö	Ö
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of an MFS Fund/Certain Financial Advisers

11

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	Ö	Ö	Ö	Ö
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts

12

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		Ö
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	Ö

13

PART I – APPENDIX F - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010	$0
August 31, 2009	$0
August 31, 2009	$0

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
Bank of America/Merrill Lynch	$66,858,738
Banco Santander Central Hispano	$0
Citigroup	$15,700,836
General Electric	$10,185,095
Goldman Sachs	$41,183,000
HSBC Holdings PLC	$0
JPMorgan Chase & Co.	$4,776,482
Toyota Financial Services	$0
UBS AG	$0
Wells Fargo	$0

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
N/A	N/A

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

14

Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of August 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Joseph G. MacDougall	N

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of August 31, 2010 were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph G. MacDougall	7	$3.1 billion	2	$299.7 million	5	$139.9 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Statement of Additional Information December 29, 2010

MFS® Core Equity Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MRGAX
Class B	MRGBX
Class C	MRGCX
Class I	MRGRX
Class R1	MRGGX
Class R2	MRERX
Class R3	MRGHX
Class R4	MRGJX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

RGI-SAI-122910

Statement of Additional Information (SAI) — PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” — MFS Core Equity Fund. The Fund was previously known as MFS Research Growth and Income Fund (prior to May 1, 2004).

“Trust” — MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993), and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” — Massachusetts Financial Services Company, a Delaware corporation.

“MFD” — MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” — MFS Service Center, Inc., a Delaware corporation.

“Prospectus” — The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” — The Investment Company Act of 1940, as amended.

“SEC” — Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers — Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

1

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I — APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$2,171	N/A	$237,853
Lawrence H. Cohn, M.D(3)	$2,039	$1,365	$215,853
Maureen R. Goldfarb	$2,039	N/A	$216,853
David H. Gunning	$2,611	N/A	$281,853
William R. Gutow	$2,040	N/A	$216,853
Michael Hegarty	$2,162	N/A	$236,853
J. Atwood Ives(4)	$766	$5,662	$215,853
John P. Kavanaugh	$2,048	N/A	$217,853
J. Dale Sherratt	$2,171	$1,261	$237,853
Laurie J. Thomsen	$2,128	N/A	$227,853
Robert W. Uek	$2,226	N/A	$244,103

(1)         For the fiscal year ended August 31, 2010.

(2)         For calendar year 2009 for 99 funds.

(3)         Dr. Cohn retired as a Trustee of the Fund on December 31, 2010.

(4)         Mr. Ives retired as a Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

The following person, disclosed in the table above, has received the following payment during the fiscal year ended August 31, 2010, under the Retirement Benefit Deferral Plan:

Trustee Name	Payment Amount
J. Atwood Ives(1)	$4,364

(1)           Mr. Ives retired as Trustee of the Fund on December 31, 2009.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*
COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*
CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)
NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
		necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*
PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*
SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)         The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*                 Non-interested Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I — APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of each class of the Fund’s shares.. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	B	D
Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D	B(1)	D(1)
Maureen R. Goldfarb	N	D
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	D	D
John P. Kavanaugh	N	D
J. Dale Sherratt	A(1)	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	B	D

(1)         Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

MFS CORE EQUITY FUND

PERSHING LLC	8.82% OF CLASS A SHARES
PO BOX 2052	5.22% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	9.63% OF CLASS C SHARES

NFS LLC	5.92% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	5.01% OF CLASS B SHARES
82 DEVONSHIRE ST	5.83% OF CLASS C SHARES
BOSTON MA 02109

GPC SECURITIES INC	5.43% OF CLASS A SHARES
400 COLONY SQ NE	79.98% OF CLASS R2 SHARES
1201 PEACHTREE ST NE STE 2200	90.84% OF CLASS I SHARES
ATLANTA GA 30361-6306	88.07% OF CLASS R1 SHARES
17.53% OF CLASS R3 SHARES

6

FIRST CLEARING LLC	5.06% OF CLASS A SHARES
ATTN MUTUAL FUNDS	5.82% OF CLASS C SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

MERRILL LYNCH PIERCE FENNER & SMITH INC	10.33% OF CLASS C SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.20% OF CLASS I SHARES
4800 DEER LAKE DR E	8.51% OF CLASS R2 SHARES
JACKSONVILLE FL 32246-6484
ATLANTA GA 30361-6306

RELIANCE TRUST COMPANY FBO	70.63% OF CLASS I SHARES
MFS DEFINED CONTRIBUTION PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	20.21% OF CLASS I SHARES
MFSAVINGS RETIREMENT PLAN
PO BOX 79377
ATLANTA GA 30357-7377

DCGT	5.54% OF CLASS R1 SHARES
711 HIGH ST	5.42% OF CLASS R3 SHARES
DES MOINES IA 50392-0001

HARTFORD LIFE INS CO	5.17% OF CLASS R2 SHARES
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

PENFIRN CO	73.18% OF CLASS R3 SHARES
PO BOX 3327
OMAHA NE 68103-0327

PRINCIPAL FINANCIAL GROUP	5.29% OF CLASS R3 SHARES
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001

MASSACHUSETTS FINANCIAL SERVICES CO	72.83% OF CLASS R4 SHARES
ATTN: SCOTT CHIN 19TH FL
500 BOYLSTON ST
BOSTON MA 02116-3741

EMJAY CORP CUST FBO	23.39% OF CLASS R4 SHARES
PLANS OF RPSA CUSTOMERS
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

7

PART I — APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended August 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Katrina A. Mead	N
Joseph G. MacDougall	N

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Fund’s fiscal year ended August 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Katrina A. Mead	5	$2.9 billion	1	$216.8 million	2	$51.2 million
Joseph G. MacDougall	7	$3.1 billion	2	$299.7 million	5	$139.9 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of

8

other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

9

PART I — APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)
August 31, 2010	$4,880,828	$0	$2,121,517
August 31, 2009	$4,039,197	$0	$2,333,615
August 31, 2008	$6,649,369	$0	$2,540,015

Fiscal Year Ended	Amount Paid to MFS for General Administrative Services
August 31, 2010	$124,755
August 31, 2009	$132,044
August 31, 2008	$158,981

(1)    Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services.

10

PART I - APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	$562,512	$92,147	$470,365	$773	$73,356	$3,035
August 31, 2009	$207,589	$32,111	$175,478	$867	$72,700	$1,766
August 31, 2008	$268,418	$42,746	$225,672	$1,647	$155,271	$6,123

11

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$1,467,268	$39,142	$1,428,126
Class B Shares	$706,835	$540,139	$166,696
Class C Shares	$661,195	$32,369	$628,826
Class I Shares	N/A	N/A	N/A
Class R1 Shares	$38,903	$2	$38,901
Class R2 Shares	$78,897	$0	$78,897
Class R3 Shares	$68,416	$0	$68,416
Class R4 Shares	N/A	N/A	N/A

12

PART I - APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	Ö
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

Ö

13

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	Ö	Ö	Ö
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of an MFS Fund/Certain Financial Advisers

14

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	Ö	Ö	Ö	Ö
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts

15

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		Ö
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	Ö

16

PART I — APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010	$1,366,237.00
August 31, 2009	$1,877,617.91
August 31, 2008	$2,036,402.11

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
Bank of America/Merrill Lynch	$10,905,702
Bank of New York	$3,345,571
Citigroup Inc.	$2,289,000
Goldman Sachs Group Inc.	$7,348,200
JPMorgan Chase & Co.	$13,395,388

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$1,067,579,749	$1,198,637

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

17

On August 11, 2011, shareholders approved the reorganization of the fund into MFS Growth Fund. Accordingly, effective after the close of business on August 24, 2011, shares of the fund are no longer available for sale and exchanges into the fund are no longer permitted. The reorganization is scheduled to occur on or about August 26, 2011.

Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None

On August 11, 2011, shareholders approved the reorganization of the fund into MFS Growth Fund. Accordingly, effective after the close of business on August 24, 2011, shares of the fund are no longer available for sale and exchanges into the fund are no longer permitted. The reorganization is scheduled to occur on or about August 26, 2011.

Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of January 31, 2011. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Eric B. Fischman	N

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of January 31, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Eric B. Fischman	12	$8.0 billion	2	$185.7 million	3	$8.5 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Statement of Additional Information December 29, 2010

MFS®Core Growth Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MFCAX
Class B	MFCBX
Class C	MFCCX
Class I	MFCIX
Class W	MFCWX
Class R1	MFCGX
Class R2	MCRRX
Class R3	MFCHX
Class R4	MFCJX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

CGF-SAI-122910

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” - MFS Core Growth Fund.

“Trust” - MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993) and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust.  The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

1

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix F to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.” The Fund’s portfolio turnover rate was 589% for the fiscal year ended 2009, and 249% for the fiscal year ended 2010. The decrease in the Fund’s portfolio turnover rate over the preceding two fiscal years was due, in large part, to the fact that both purchases and sales for the Fund decreased by over half from the prior year end. There was also a very slight increase in the market value of the Fund for the current period.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$4,089	N/A	$237,853
Lawrence H. Cohn, M.D. (3)	$3,825	$3,392	$215,853
Maureen R. Goldfarb	$3,825	N/A	$216,853
David H. Gunning	$4,963	N/A	$281,853
William R. Gutow	$3,825	N/A	$216,853
Michael Hegarty	$4,072	N/A	$236,853
J. Atwood Ives(4)	$1,226	$0	$215,853
John P. Kavanaugh	$3,843	N/A	$217,853
J. Dale Sherratt	$4,089	$3,141	$237,853
Laurie J. Thomsen	$4,001	N/A	$227,853
Robert W. Uek	$4,198	N/A	$244,103

(1) For the fiscal year ended August 31, 2010.

(2) For calendar year 2009 for 99 funds.

(3) Dr. Cohn retired as Trustee of the Fund on December 31, 2010.

(4) Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*

CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)

regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*

PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler*, Goldfarb*, Gunning* Gutow*, Hegarty*, Kavanaugh*, Sherratt*, Thompson*, and Uek*)

(1)	The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.
*	Non-interested Trustees. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I – APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	D		D
Robert C. Pozen	B		D
Non-Interested Trustees
Robert E. Butler	N		D
Lawrence H. Cohn, M.D	B	(1)	D	(1)
Maureen R. Goldfarb	N		D
David H. Gunning	N		D
William R. Gutow	N		D
Michael Hegarty	N		D
John P. Kavanaugh	N		D
J. Dale Sherratt	B	(1)	D	(1)
Laurie J. Thomsen	N		D
Robert W. Uek	B		D

(1)          Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

NFS LLC	6.83% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	7.05% OF CLASS C SHARES
82 DEVONSHIRE ST	8.24% OF CLASS R2 SHARES
BOSTON MA 02109	24.48% OF CLASS R3 SHARES
22.72% OF CLASS R4 SHARES

PERSHING LLC	5.31% OF CLASS A SHARES
PO BOX 2052	6.20% OF CLASS C SHARES
JERSEY CITY NJ 07303-2052

MERRILL LYNCH PIERCE FENNER & SMITH INC	20.49% OF CLASS C SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC	6.00% OF CLASS C SHARES

6

ATTN MUTUAL FUNDS
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

STATE STREET BANK	82.04% OF CLASS I SHARES
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1724

MFS GROWTH ALLOCATION FUND	33.45% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

MFS MODERATE ALLOCATION FUND	23.28% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

MFS AGGRESSIVE GROWTH ALLOCATION FUND	16.91% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

SAXON & CO	9.56% OF CLASS I SHARES
POBOX 7780-1888	18.90% OF CLASS R3 SHARES
PHILADELPHIA PA 19182-0001

MFS CONSERVATIVE ALLOCATION FUND	8.39% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

GPC SECURITIES INC	96.23% OF CLASS R1 SHARES
400 COLONY SQ NE	19.69% OF CLASS R2 SHARES
1201 PEACHTREE ST NE STE 2200	28.82% OF CLASS R3 SHARES
ATLANTA GA 30361-6306	67.07% OF CLASS R4 SHARES

RELIANCE TRUST COMPANY FBO	11.10% OF CLASS R1 SHARES
WADE LONG WOOD & KENNEDY LLC 401K
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	7.32% OF CLASS R1 SHARES
PRESTIGE EQUIPMENT, INC. RET. PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	6.76% OF CLASS R1 SHARES
COOP COUNTRY FARMERS ELEVATOR 401K
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	5.49% OF CLASS R1 SHARES
PASSAMAQUODDY TRIBE @ PP RET. PLAN
PO BOX 79377

7

ATLANTA GA 30357-7377

HARTFORD LIFE INS CO	57.82% OF CLASS R2 SHARES
ATTN UIT OPERATIONS	22.09% OF CLASS R3 SHARES
PO BOX 2999
HARTFORD CT 06104-2999

STATE STREET BANK TRUST CO	6.81% OF CLASS R2 SHARES
TRUSTEE VARIOUS RETIREMENT PLANS	6.86% OF CLASS R3 SHARES
4 MANHATTANVILLE RD	17.31% OF CLASS R4 SHARES
PURCHASE NY 10577-2139

RELIANCE TRUST COMPANY FBO	5.72% OF CLASS R3 SHARES
SOUTHERN AUTO RET. PLAN
PO BOX 79377
ATLANTA GA 30357-7377

MARSHALL & ILSLEY TRUST CO NA	15.83% OF CLASS R3 SAHRES
STE 400
MILWAUKEE WI 53224

RELIANCE TRUST COMPANY FBO	67.07% OF CLASS R4 SHARES
PPD, INC. RETIREMENT SAVINGS PLAN
PO BOX 79377
ATLANTA GA 30357-7377

J P MORGAN CHASE TTEE	7.70% OF CLASS R4 SHARES
9300 WARD PKWY
KANSAS CITY MO 64114-3317

CUSHMAN & WAKEFIELD	5.25% OF CLSS R4 SHARES
401K PAY CONVERSION PLAN
9300 WARD PKWY
KANSAS CITY MO 64114-3317

LPL FINANCIAL	77.34% OF CLASS W SHARES
FBO: CUSTOMER ACCOUNTS
ATTN. MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

STIFEL NICOLAUS & CO INC	10.46% OF CLASS W SHARES
ROBERT E WAGNER TRUSTEE
501 N BROADWAY
SAINT LOUIS MO 63102-2131

MASSACHUSETTS FINANCIAL SERVICES COMPANY	6.95% OF CLASS W SHARES
ATTN: SCOTT CHIN 19TH FL
500 BOYLSTON ST
BOSTON MA 02116-3741

8

PART I – APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Benchmark(s)
Lipper Large Cap Growth Funds
Russell 1000 Growth Index
Lipper Variable Annuity Large-Cap Growth Funds
Morningstar U.S. Large-Cap Growth Equity Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of fiscal year ended August 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Stephen K. Pesek	F

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of August 31, 2010 , were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Numberof Accounts	Total Assets	Number of Accounts	Total Assets
Stephen K. Pesek	6	$2.9 billion	0	N/A	0	N/A

* Includes the Fund

9

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

10

PART I – APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
August 31, 2010	$11,319,900	$0	$3,115,288	$238,699
August 31, 2009	$10,181,115	$506,820	$3,937,547	$296,968
August 31, 2008	$14,551,995	$994,550	$4,582,672	$303,202

(1)          Amount paid to MFSC for transfer agency services includes: a) reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services; and b) payments made pursuant to the Special Servicing Agreement for transfer agent related expenses of Fund-of-Funds investing in the Fund.

11

PART I - APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	$347,278	$55,420	$291,858	$2,556	$90,455	$4,413
August 31, 2009	$386,525	$60,216	$326,309	$209	$131,077	$7,788
August 31, 2008	$428,156	$67,320	$360,836	$588	$227,109	$5,968

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan Payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$1,454,022	$55,543	$1,398,479
Class B Shares	$855,184	$652,578	$202,606
Class C Shares	$647,051	$58,438	$588,613
Class I Shares	N/A	N/A	N/A
Class W Shares	$3,047	$2,738	$309
Class R1 Shares	$25,137	$19	$25,118
Class R2 Shares	$141,255	$0	$141,255
Class R3 Shares	$17,654	$3,523	$14,131
Class R4 Shares	N/A	N/A	N/A

12

PART I - APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	Ö
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

Ö

13

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	Ö	Ö	Ö
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of an MFS Fund/Certain Financial Advisers

14

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	Ö	Ö	Ö	Ö
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts

15

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		Ö
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	Ö

16

PART I – APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010*	$6,329,077.00
August 31, 2009**	$18,224,504.47
August 31, 2008	$11,572,096.71

*

The decrease in brokerage commissions paid by the Fund over the preceding fiscal year was due, in large part, to decreased trading activity and increases in the market value of the fund over the period for 2010.

**

The increase in brokerage commissions paid by the Fund over the preceding fiscal year was due, in large part, to increased trading activity and decreases in the market value of the fund over the period for 2009.

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
Bank of America/Merrill Lynch	$0
Goldman Sachs	$6,218,445
Hartford Life Co.	$0
JPMorgan Chase & Co.	$7,669,415
Morgan Stanley	$0
Suntrust	$0
Wells Fargo	$0

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$6,790,704,645	$5,899,096

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

17

Statement of Additional Information September 27, 2011

MFS® Global Leaders Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	GLOAX
Class B	GLOBX
Class C	GLOCX
Class I	GLODX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated September 27, 2011. You may obtain a copy of  the Fund’s Prospectus without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

GLD-SAI-092711

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” – MFS Global Leaders Fund.

“Trust” – MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993), and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated September 27, 2011, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the Independent Registered Public Accounting Firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund commenced investment operations on or after the date of this SAI; therefore no Financial Statements and Financial Highlights are incorporated by reference into this SAI.

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Aggregate Compensation Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Compensation Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	N/A	N/A	$253,990
Maureen R. Goldfarb	N/A	N/A	$242,990
David H. Gunning	N/A	N/A	$307,990
William R. Gutow	N/A	N/A	$242,990
Michael Hegarty	N/A	N/A	$252,990
John P. Kavanaugh	N/A	N/A	$243,990
J. Dale Sherratt	N/A	$0	$253,990
Laurie J. Thomsen	N/A	N/A	$252,990
Robert W. Uek	N/A	N/A	$260,240

(1)          The Fund is newly organized and has not paid fees to the Trustees as of the date of this SAI.

(2)          For calendar year 2010 for 96 funds.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

Committees

As of September 1, 2011^, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members(1)
AUDIT COMMITTEE	N/A

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

Butler*, Kavanaugh*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	N/A

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

Butler*, Goldfarb*, Gutow*, and Hegarty*

CONTRACTS REVIEW COMMITTEE	N/A

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	N/A

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	N/A

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

Goldfarb*, Gutow*, Hegarty*, and Sherratt*

Name of Committee	Number of Meetings in Last Fiscal Year^	Functions	Current Members(1)
PRICING COMMITTEE	N/A

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

Kavanaugh*, Sherratt*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	N/A

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

^         The Fund commenced investment operations on or after the date of this SAI.

(1)          The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*                 Non-interested Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

PART I – APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of the date of this SAI, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2010.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund(^)	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	N	D
Non-Interested Trustees
Robert E. Butler	N	D
Maureen R. Goldfarb	N	D
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	N	D
John P. Kavanaugh	N	D
J. Dale Sherratt	N	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

(^)    The Fund is newly organized and shares of the Fund have not been offered for sale as of the date of this SAI.

(1)  Includes the value of deferred benefits under the Retirement Benefit Deferral Plan.

As of the initial public offering of shares of the Fund, 100% of the Fund’s outstanding shares were held by MFS or an MFS affiliate.

PART I – APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010, the performance bonuses for Matthew Barrett and Maile Clark were not based on the pre-tax performance of the Fund relative to a benchmark because the Fund had not yet commenced operations. Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of August 31, 2011. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund^
Matthew Barrett	N
Maile Clark	N

^ The Fund is newly organized and shares of the Fund have not been offered for sale as of the date of this SAI.

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of  August 31, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Matthew Barrett	0	N/A	0	N/A	0	N/A
Maile Clark	0	N/A	0	N/A	0	N/A

* Does not include the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

PART I – APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended^	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services	Amount Paid to MFS for General Administrative Services
N/A	N/A	N/A	N/A	N/A

^            The Fund is newly organized and has not compensated service providers as of the date of this SAI.

PART I - APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End^	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
N/A	N/A	N/A	N/A	N/A	N/A	N/A

^ The Fund is newly organized and Sales Charges have not been paid as of the date of this SAI.

Distribution Plan Payments

During the fiscal year^, the Fund incurred the following expenses for Distribution Plan Payments:

Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	N/A	N/A	N/A
Class B Shares	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A

^ The Fund is newly organized and has not made Distribution Plan Payments as of the date of this SAI.

PART I–APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	Ö
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

Ö

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	Ö	Ö	Ö
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of an MFS Fund/Certain Financial Advisers
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and former trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	Ö	Ö	Ö	Ö
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		Ö
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	Ö

PART I – APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time period:

Fiscal Year End^	Brokerage Commissions Paid By Fund
N/A	N/A

^ The Fund is newly organized and has not paid Brokerage Commissions as of the date of this SAI.

Securities Issued By Regular Broker/Dealers

During the fiscal year^, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of the date of this SAI:

Broker/Dealer	Value of Securities
None	N/A

^ The Fund is newly organized and has not purchased Securities Issued by Regular Broker/Dealers as of the date of this SAI.

Transactions with Research Firms

During the fiscal year^, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
N/A	N/A

^                  The Fund is newly organized and has not made Transactions with Research Firms as of the date of this SAI.

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Firms for execution only services.

Statement of Additional Information December 29, 2010

MFS® New Discovery Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MNDAX
Class B	MNDBX
Class C	MNDCX
Class I	MNDIX
Class W (Currently Not Offered)	N/A
Class 529A	EANDX
Class 529B	EBNDX
Class 529C	ECNDX
Class R1	MNDGX
Class R2	MNDRX
Class R3	MNDHX
Class R4	MNDJX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of  the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

NDF-SAI-122910

Statement of Additional Information (SAI) — PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” - MFS New Discovery Fund.

“Trust” - MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993) and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” — Massachusetts Financial Services Company, a Delaware corporation.

“MFD” — MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” — MFS Service Center, Inc., a Delaware corporation.

“Prospectus” — The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” — The Investment Company Act of 1940, as amended.

“SEC” — Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers — Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, program management services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

1

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I — APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$1,854	N/A	$237,853
Lawrence H. Cohn, M.D.(3)	$1,740	$0	$215,853
Maureen R. Goldfarb	$1,740	N/A	$216,853
David H. Gunning	$2,247	N/A	$281,853
William R. Gutow	$1,740	N/A	$216,853
Michael Hegarty	$1,846	N/A	$236,853
J. Atwood Ives(4)	$477	$0	$215,853
John P. Kavanaugh	$1,748	N/A	$217,853
J. Dale Sherratt	$1,854	$0	$237,853
Laurie J. Thomsen	$1,818	N/A	$227,853
Robert W. Uek	$1,902	N/A	$244,103

(1)          For the fiscal year ended August 31, 2010.

(2)          For calendar year 2009 for 99 funds.

(3)          Dr. Cohn retired as Trustee of the Fund on December 31, 2010.

(4)          Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(`1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*

CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(`1)

consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*

PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)          The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*             Non-Interested Trustees. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I — APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	B	D
Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D.	D	D(1)
Maureen R. Goldfarb	N	N
David H. Gunning	D	D
William R. Gutow	N	D
Michael Hegarty	N	D
John P. Kavanaugh	N	N
J. Dale Sherratt	B	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

(1)          Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

MASSACHUSETTS FINANCIAL SERVICES CO	100% OF CLASS 529A SHARES
500 BOYLSTON STREET	100% OF CLASS 529B SHARES
BOSTON MA 02116	100% OF CLASS 529C SHARES

WERNER ITEM	12.33% OF CLASS 529A SHARES
22670 SAN JUAN RD
CUPERTINO CA 95014-3933

ERNEST W GIBSON III	5.37% OF CLASS 529A SHARES
11 BALDWIN ST
MONTPELIER VT 05602-2187

SHAUNA BAIRD	8.06% OF CLASS 529B SHARES
34 LAKE STATION RD
WARWICK NY 10990-3457

6

DAVID BRENT KERNS	7.90% OF CLASS 529B SHARES
2102 HOLLY LEAF DR
TYLER TX 75703-0913

SUZANNE KLUMPP	5.60% OF CLASS 529B SHARES
2610 NW 147TH PL
BEAVERTON OR 97006-5547

ROBERT C SUNDAHL	24.43% OF CLASS 529C SHARES
3322 E TONTO DR
PHOENIX AZ 85044-3517

ROBERT T SACKRIDER	6.38% OF CLASS 529C SHARES
1633 MICHIGAN AVE E
BATTLE CREEK MI 49014-8947

MARGARET S HUNT	6.17% OF CLASS C SHARES
FBO NOAH W COLLINS
23 SOUTH ST
GRAFTON MA 01519-1148

NFS LLC	20.01% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

STATE STREET BK CUST SAI	14.37% OF CLASS A SHARES
SMALL-MID CAP FUND
ATTN: BRETT LEAR LCC 6FL SS39
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

GPC SECURITIES INC.	8.53% OF CLASS A SHARES
400 COLONY SQ NE	5.08% OF CLASS I SHARES
1201 PEACHTREE ST NE STE 2200	78.13% OF CLASS R1 SHARES
ATLANTA GA 30361-6306	81.39% OF CLASS R2 SHARES
61.4% OF CLASS R3 SHARES
96.09% OF CLASS R4 SHARES

CHARLES SCHWAB & CO INC	6.38% OF CLASS A SHARES
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTENTION: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

MERRILL LYNCH PIERCE FENNER & SMITH	5.46% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.75% OF CLASS B SHARES
4800 DEER LAKE DR E	17.48% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484	5.35% OF CLASS I SHARES
6.82% OF CLASS R2 SHARES

PERSHING LLC	7.19% OF CLASS B SHARES
PO BOX 2052	6.10% OF CLASS C SHARES
JERSEY CITY NJ 07303-2052

7

FIRST CLEARING LLC	5.52% OF CLASS B SHARES
ATTN MUTUAL FUNDS	7.11%OF CLASS C SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

CITIGROUP GLOBAL MARKETS INC	5.02% OF CLASS C SHARES
SURPAS HOUSE ACCOUNT
ATTN CINDY TEMPESTA 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

STATE STREET BANK AS CUSTODIAN OF	75.74% OF CLASS I SHARES
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1724

MFS GROWTH ALLOCATION FUND	30.45% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

MFS MODERATE ALLOCATION FUND	22.24% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

MFS AGG GROWTH ALLOC FUND	16.15% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

MFS CONSERVATIVE ALLOCATION FUND	6.90% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

MATRIX CAPITAL BANK	5.33% OF CLASS R1 SHARES
1380 LAWRENCE ST STE 1400
DENVER, CO 80204-2060

RELIANCE TRUST CO FBO	5.8% OF CLASS R2 SHARES
CARDIO & INTER
PO BOX 48529
ATLANTA GA 30362-1529

RELIANCE TRUST CO FBO	7.67% OF CLASS R3 SHARES
PATIENTS FIRST HEALTH CARE LLC 401K
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	5.89% OF CLASS R3 SHARES
POLSHEK PARTNERSHIP LLP 401K PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	5.15% OF CLASS R3 SHARES

8

PREFERRED PUMP & EQUIPMENT L.P. 401
PO BOX 79377
ATLANTA GA 30357-7377

FIDELITY INVESTMENTS INSTITUTIONAL	7.97% OF CLASS R3 SHARES
OPERATIONS CORPORATION
100 MAGELLAN WAY
COVINGTON KY 41015-1999

FRONTIER TRUST COMPANY	6.65% OF CLASS R3 SHARES
PO BOX 10758
FARGO, ND 58106-0758

DWS TRUST CO TTEE	5.67% OF CLASS R3 SHARES
PO BOX 1757
SALEM NH 03079-1143

RELIANCE TRUST COMPANY FBO	95.55% OF CLASS R4 SHARES
MGM MIRAGE 401(K) SAVINGS PLAN
PO BOX 79377
ATLANTA GA 30357-7377

9

PART I — APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Benchmark(s)

Lipper Small-Cap Growth Funds

Russell 2000 Growth Index

Lipper Variable Annuity Small-Cap Growth Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended August 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Thomas H. Wetherald	E

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Fund’s fiscal year ended August 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas H. Wetherald	3	$1.5 billion	0	N/A	1	$61.3 million

*Includes the Fund.

10

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

11

PART I — APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, program management services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)
August 31, 2010	$5,643,703	$705,463	$1,661,758
August 31, 2009	$3,205,164	$400,721	$1,492,600
August 31, 2008	$4,715,572	$589,446	$1,904,150

Fiscal Year Ended	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services(2)
August 31, 2010	$111,411	$2,343
August 31, 2009	$84,567	$1,512
August 31, 2008	$89,659	$4,051

(1)               Amount paid to MFSC for transfer agency services includes: a) reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services; and b) payments made pursuant to the Special Servicing Agreement for transfer agent related expenses of Fund-of-Funds investing in the Fund.

(2)               Payment only from assets attributable to Class 529A, 529B, and 529C shares. MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.

12

PART I - APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:
			Reallowed to
Fiscal Year		Retained	Financial	CDSC Paid to MFD On:
End	Total	by MFD	Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	$535,461	$81,367	$454,094	$826	$25,664	$4,472
August 31, 2009	$124,023	$19,422	$104,601	$13	$31,980	$741
August 31, 2008	$140,129	$22,747	$117,382	$1,669	$73,187	$1,767

	Class 529A Initial Sales Charges:
			Reallowed to
Fiscal Year		Retained	Financial	CDSC Paid to MFD On:
End	Total	by MFD	Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares
August 31, 2010	$7,141	$1,111	$6,030	N/A	$0	$36
August 31, 2009	$3,781	$595	$3,186	N/A	$18	$0
August 31, 2008	$5,704	$933	$4,771	N/A	$276	$37

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan Payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$791,375	$14,829	$776,546
Class B Shares	$295,729	$223,751	$71,978
Class C Shares	$332,220	$75,461	$256,759
Class I Shares	N/A	N/A	N/A
Class W Shares(1)	N/A	N/A	N/A
Class 529A Shares	$4,179	$680	$3,499
Class 529B Shares	$2,059	$1,604	$455
Class 529C Shares	$4,569	$537	$4,032
Class R1 Shares	$52,382	$0	$52,382
Class R2 Shares	$66,232	$0	$66,232
Class R3 Shares	$12,685	$0	$12,685
Class R4 Shares	N/A	N/A	N/A

(1)          Class W shares have not been offered for sale as of the date of this SAI.

13

PART I - APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	√
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		√	√	√
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		√	√	√

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		√	√	√
• Loan from 401(a) or ESP Plan.		√	√	√
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		√	√	√
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		√	√	√
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		√	√	√
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		√	√	√

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		√	√	√

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

√

14

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	√	√	√
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	√	√	√
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

√
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		√	√
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		√	√
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		√	√
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	√	√	√	√
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	√	√	√	√
B. Affiliates of an MFS Fund/Certain Financial Advisers

15

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	√	√	√	√
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	√	√	√	√
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	√	√	√	√

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	√	√	√	√

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	√	√	√	√
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	√	√	√	√
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		√	√	√
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	√	√
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	√	√
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			√	√
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		√	√	√
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		√	√	√
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	√	√
J. Insurance Company Separate Accounts

16

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	√	√
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		√	√	√
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

√

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	√		√	√
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		√
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	√

17

PART I — APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010	$3,001,520.00
August 31, 2009	$2,146,661.38
August 31, 2008	$2,211,219.91

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
None	N/A

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$1,527,755,155	$2,364,649

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

18

Statement of Additional Information December 29, 2010

MFS® Research International Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MRSAX
Class B	MRIBX
Class C	MRICX
Class I	MRSIX
Class W	MRIWX
Class 529A	EARSX
Class 529B	EBRIX
Class 529C	ECRIX
Class R1	MRSGX
Class R2	MRSRX
Class R3	MRSHX
Class R4	MRSJX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of  the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

RIF-SAI-122910

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” – MFS Research International Fund.

“Trust” – MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993), and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust.  The Trust is an  open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

1

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$6,623	N/A	$237,853
Lawrence H. Cohn, M.D.(3)	$5,949	$837	$215,853
Maureen R. Goldfarb	$5,949	N/A	$216,853
David H. Gunning	$8,919	N/A	$281,853
William R. Gutow	$5,949	N/A	$216,853
Michael Hegarty	$6,577	N/A	$236,853
J. Atwood Ives(4)	$2,212	$0	$215,853
John P. Kavanaugh	$5,995	N/A	$217,853
J. Dale Sherratt	$6,623	$773	$237,853
Laurie J. Thomsen	$6,407	N/A	$227,853
Robert W. Uek	$6,908	N/A	$244,103

(1) For the fiscal year ended August 31, 2010.

(2) For calendar year 2009 for 99 funds.

(3) Dr. Cohn retired as Trustee of the Fund on December 31, 2010.

(4) Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*
COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*
CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)
NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)

regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*
PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*
SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler*, Goldfarb*, Gunning*, Gutow*, Hegarty*, Kavanaugh*, Sherratt*, Thompson*, and Uek*)

(1)   The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*      Non-interested Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I – APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares . The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N		D
Robert C. Pozen	D		D
Non-Interested Trustees
Robert E. Butler	B		D
Lawrence H. Cohn, M.D.	B	(1)	D	(1)
Maureen R. Goldfarb	N		D
David H. Gunning	N		D
William R. Gutow	B		D
Michael Hegarty	N		D
John P. Kavanaugh	N		D
J. Dale Sherratt	C	(1)	D	(1)
Laurie J. Thomsen	N		D
Robert W. Uek	B		D

(1)          Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustees Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

MASSACHUSETTS FINANCIAL SERVICES CO	100% OF CLASS 529A SHARES
500 BOYLSTON STREET	100% OF CLSS 529B SHARES
BOSTON MA 02116	100% OF CLASS 529C SHARES

BHARAT MANGLANI	13.75% OF CLASS 529B SHARES
82 LEXINGTON ST
WESTON MA 02493-2146

PAUL F SOANES	7.95% OF CLASS 529B SHARES
11639 BLALOCK LN
HOUSTON TX 77024-7305

NAJWA J DIBBS	6.06% OF CLASS 529B SHARES
207 LLANSFAIR DR
LAFAYETTE LA 70503-8418

6

JANICE A BEANBLOSSOM	5.67% OF CLASS 529B SHARES
2500 NEWBURG RD
LOUISVILLE KY 40205-2478

PAUL A HILLEN	10.98% OF CLASS 529C SHARES
16130 48TH AVE N
PLYMOUTH MN 55446-2052

THE CODY & NICOLE SMITH REV TRUST	10.61% OF CLASS 529C SHARES
CODY L & NICOLE J SMITH TTEE
36 ROYAL OAK DR
FAR HILLS NJ 07931-2569

JACK TAYLOR	5.09% OF CLASS 529C SHARES
10951 SANCTUARY DR
SHREVEPORT LA 71106-7773

NFS LLC	47.73% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	7.12% OF CLASS I SHARES
82 DEVONSHIRE ST	14.07% OF CLASS W SHARES
BOSTON MA 02109

BONY CUST SAI INTERNATIONAL FUND	38.72% OF CLASS A SHARES
ANTHONY CIRELLI
2 HANSON PLACE, 7TH FLOOR
BROOKLYN NY 11217-1431

MERRILL LYNCH PIERCE FENNER & SMITH INC	9.59% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	15.69% OF CLASS B SHARES
4800 DEER LAKE DR E	44.37% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484	5.92% OF CLASS I SHARES
12.93% OF CLASS R2 SHARES

GPC SECURITIES INC.	5.54% OF CLASS A SHARES
400 COLONY SQ NE	75.67% OF CLASS R1 SHARES
1201 PEACHTREE ST NE STE 2200	40.18% OF CLASS R2 SHARES
ATLANTA GA 30361-6306	27.12% OF CLASS R3 SHARES
19.57% OF CLASS R4 SHARES

FIRST CLEARING LLC	9.93% OF CLASS B SHARES
ATTN MUTUAL FUNDS
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

PERSHING LLC	9.13% OF CLASS B SHARES
PO BOX 2052	6.79% OF CLASS C SHARES
JERSEY CITY NJ 07303-2052	79.18% OF CLASS W SHARES

CITIGROUP GLOBAL MARKETS INC	5.81% OF CLASS C SHARES
SURPAS HOUSE ACCOUNT
ATTN CINDY TEMPESTA 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

STATE STREET BANK AS CUSTODIAN OF	47.51% OF CLASS I SHARES
ATTN: LCC 3RD FL MFS GRP

7

2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1724

MFS INT’L DIVERSIFICATION FD	33.42% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 2116

EDWARD D JONES & CO	16.99% OF CLASS I SHARES
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

MFS GROWTH ALLOCATION FUND	7.71% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 2116

SEI PRIVATE TRUST CO	6.98% OF CLASS I SHARES
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

MFS MODERATE ALLOCATION FUND	6.38% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 2116

MORI & CO	5.34% OF CLASS I SHARES
ATTN: MUTUAL FUNDS PROCESSING
911 MAIN ST STE 201
KANSAS CITY MO 64105-5304

DCGT	8.26% OF CLASS R1 SHARES
711 HIGH ST
DES MOINES IA 50392-0001

NATIONWIDE TRUST COMPANY, FSB	5.41% OF CLASS R1 SHARES
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

HARTFORD LIFE INS CO SEPARATE ACCOUNT	36.43% OF CLASS R2 SHARES
ATTN UIT OPERATIONS	7.23% OF CLASS R3 SHARES
PO BOX 2999
HARTFORD CT 06104-2999

WELLS FARGO BANK TRUSTEE	27.21% OF CLASS R3 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

SUNTRUST BANK FBO	5.46% OF CLASS R3 SHARES
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

O’REILLY AUTOMOTIVE INC PSP	5.46% OF CLASS R3 SHARES
8515 E ORCHARD RD # 2T2

8

GREENWOOD VLG CO 80111-5002

MAC & CO	66.06% OF CLASS R4 SHARES
PO BOX 3198
PITTSBURGH PA 15230-3198

PRICE WATERHOUSE COOPER	57.47% OF CLASS R4 SHARES
ATTN MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198

RELIANCE TRUST COMPANY FBO	12.20% OF CLASS R4 SHARES
MGM MIRAGE 401(K) SAVINGS PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	6.33% OF CLASS R4 SHARES
PPD, INC. RETIREMENT SAVINGS PLAN
PO BOX 79377
ATLANTA GA 30357-7377

SUNTRUST BANK TRUSTEE TTEE	10.11% OF CLASS R4 SHARES
25 PARK PL NE # MC210
ATLANTA GA 30303-2918

SUNTRUST BANK INC 401K PLAN	9.33% OF CLASS R4 SHARES
ATTN JEFF RHINEHEART
25 PARK PL NE # MC210
ATLANTA GA 30303-2918

LPL FINANCIAL	5.24% OF CLASS W SHARES
FBO: CUSTOMER ACCOUNTS
ATTN. MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

9

PART I – APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Jose Luis Garcia, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Benchmark(s)
Lipper International Multi-Cap Core Funds

MSCI Emerging Markets Index
MSCI EAFE Index

Lipper Emerging Markets Funds
Morningstar Latin America Funds
Standard & Poor’s Global ex U.S. Latin America Small Cap Index
Lipper Variable Annuity Emerging Markets Funds
MSCI All Country World Index
Lipper Variable Annuity International Core Funds
Lipper Variable Annuity Large-Cap Core Funds
Morningstar Emerging Markets Equity Funds
Morningstar Global Large-Cap Blend Equity Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

With respect to Thomas Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health  and other insurance plans) and programs available generally to other employees of MFS.  The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of fiscal year ended August 31, 2010. The following dollar ranges apply:

10

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Jose Luis Garcia	C
Thomas Melendez	D

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of fiscal year ended August 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jose Luis Garcia	12	$11.1 billion	4	$658.0 million	2	$141.7 million

Thomas Melendez	7	$9.1 billion	1	$473.4 million	0	N/A

* Includes the Fund

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

11

PART I – APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services(2)
August 31, 2010	$32,027,182	$0	$4,778,926	$604,655	$2,776
August 31, 2009	$23,652,732	$0	$4,680,472	$578,424	$2,273
August 31, 2008	$36,703,602	$0	$6,721,528	$573,940	$7,012

(1)   Amount paid to MFSC for transfer agency services includes: a) reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services; and b) payments made pursuant to the Special Servicing Agreement for transfer agent related expenses of Fund-of-Funds investing in the Fund.

(2)   Payment only from assets attributable to Class 529A, 529B, and 529C shares. MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.

12

PART I – APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	$479,001	$75,657	$403,344	$5,173	$64,971	$10,011
August 31, 2009	$281,218	$42,410	$238,808	$38	$107,275	$23,090
August 31, 2008	$865,840	$132,964	$732,876	$1,812	$143,388	$26,913

	Class 529A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares
August 31, 2010	$6,415	$916	$5,499	N/A	$12	$0
August 31, 2009	$6,692	$993	$5,699	N/A	$177	$0
August 31, 2008	$14,927	$2,148	$12,779	N/A	$0	$0

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$3,572,889	$12,778	$3,560,111
Class B Shares	$501,443	$367,558	$133,885
Class C Shares	$1,119,875	$117,293	$1,002,582
Class I Shares	N/A	N/A	N/A
Class W Shares	$26,399	$26,399	$0
Class 529A Shares	$3,889	$737	$3,152
Class 529B Shares	$4,770	$3,657	$1,113
Class 529C Shares	$7,308	$1,777	$5,531
Class R1 Shares	$63,663	$0	$63,663
Class R2 Shares	$352,624	$0	$352,624
Class R3 Shares	$357,632	$0	$357,632
Class R4 Shares	N/A	N/A	N/A

13

PART I - APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	√
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		√	√	√
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		√	√	√

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		√	√	√
• Loan from 401(a) or ESP Plan.		√	√	√
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		√	√	√
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		√	√	√
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		√	√	√
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		√	√	√

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		√	√	√

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

√

14

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	√	√	√
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	√	√	√
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

√
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		√	√
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		√	√
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		√	√
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	√	√	√	√
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	√	√	√	√
B. Affiliates of an MFS Fund/Certain Financial Advisers

15

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	√	√	√	√
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	√	√	√	√
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	√	√	√	√

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	√	√	√	√

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21.  For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	√	√	√	√
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	√	√	√	√
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		√	√	√
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	√	√
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	√	√
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			√	√
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		√	√	√
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		√	√	√
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	√	√
J. Insurance Company Separate Accounts

16

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	√	√
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		√	√	√
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

√

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	√		√	√
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		√
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	√

17

PART I – APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time period:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010	$7,567,093.00
August 31, 2009	$7,742,875.90
August 31, 2008	$10,624,906.87

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
Barclays PLC	$55,042,227
Credit Suisse Group	$52,471,044
HBSC Holdings PLC	$122,258,576
Nomura Holdings	$25,142,025

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”).  The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$3,922,663,372	$6,585,030

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

18

Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of May 31, 2011. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Matthew D. Sabel	A

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of May 31, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Matthew D. Sabel	2	$224.3 million	1	$195.7 million	3	$105.7 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Statement of Additional Information December 29, 2010

MFS® Technology Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MTCAX
Class B	MTCBX
Class C	MTCCX
Class I	MTCIX
Class R1	MTCKX
Class R2	MTERX
Class R3	MTCHX
Class R4	MTCJX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of  the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

SCT-SAI-122910

Statement of Additional Information (SAI) — PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” - MFS Technology Fund.  The Fund was previously known as MFS Science and Technology Fund prior to April 1, 2000.

“Trust” - MFS Series Trust I, a Massachusetts business trust organized in 1986.  The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993) and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” — Massachusetts Financial Services Company, a Delaware corporation.

“MFD” — MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” — MFS Service Center, Inc., a Delaware corporation.

“Prospectus” — The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” — The Investment Company Act of 1940, as amended.

“SEC” — Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a non-diversified series of the Trust.  The Trust is an open-end management investment company.

Trustees and Officers — Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

1

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I — APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$528	N/A	$237,853
Lawrence H. Cohn, M.D. (3)	$502	$3,054	$215,853
Maureen R. Goldfarb	$502	N/A	$216,853
David H. Gunning	$616	N/A	$281,853
William R. Gutow	$502	N/A	$216,853
Michael Hegarty	$526	N/A	$236,853
J. Atwood Ives(4)	$140	$0	$215,853
John P. Kavanaugh	$504	N/A	$217,853
J. Dale Sherratt	$528	$2,821	$237,853
Laurie J. Thomsen	$519	N/A	$227,853
Robert W. Uek	$539	N/A	$244,103

(1) For the fiscal year ended August 31, 2010.

(2) For calendar year 2009 for 99 funds.

(3) Dr. Cohn retired as Trustee of the Fund on December 31, 2010.

(4) Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*
COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*
CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)
NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)

consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*
PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*
SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)	The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.
*	Non-interested Trustees. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I — APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	N	D
Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D.	B(1)	D(1)
Maureen R. Goldfarb	N	D
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	N	D
John P. Kavanaugh	N	D
J. Dale Sherratt	B(1)	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

(1)          Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

NFS LLC	16.04% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	5.78% OF CLASS B SHARES
82 DEVONSHIRE ST	5.01% OF CLASS C SHARES
BOSTON MA 02109

HUNTINGTON NATIONAL BANK	6.74% OF CLASS A SHARES
FTJ NON-QUALIFIED REG CODE 890
7 EASTON OVAL
COLUMBUS OH 43219-6010

PERSHING LLC	12.18% OF CLASS A SHARES
PO BOX 2052	5.21% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	6.18% OF CLASS C SHARES

LPL FINANCIAL	6.96% OF CLASS A SHARES

6

ATTN. MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

GPC SECURITIES INC	6.63% OF CLASS A SHARES
400 COLONY SQ NE	75.42% OF CLASS I SHARES
1201 PEACHTREE ST NE STE 2200	73.40% OF CLASS R1 SHARES
ATLANTA GA 30361-6306	51.28% OF CLASS R2 SHARES
46.37% OF CLASS R3 SHARES
49.90% OF CLASS R4 SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	11.23% OF CLASS C SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	22.92% OF CLASS I SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC	6.82% OF CLASS C SHARES
ATTN MUTUAL FUNDS
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

RELIANCE TRUST COMPANY FBO	57.55% OF CLASS I SHARES
MFS DEFINED CONTRIBUTION PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	17.87% OF CLASS I SHARES
MFSAVINGS RETIREMENT PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	8.89% OF CLASS R1 SHARES
STAMMER MCKNIGHT BARNUM-BAILEY PLAN
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	5.47% OF CLASS R1 SHARES
THURGOOD INC 401K PROFIT SHARING PL
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	5.15% OF CLASS R1 SHARES
QUICK TAB II INC. 401K PLAN
PO BOX 79377
ATLANTA GA 30357-7377

FRONTIER TRUST CO FBO	7.56% OF CLASS R1 SHARES
PO BOX 10758
FARGO ND 58106-0758

EQUITY TRUST CO DBA	6.86% OF CLASS R1 SHARES
STERLING TRUST CUST
PO BOX 2526
WACO TX 76702-2526

HERITAGE PARK EYE CARE CE	6.86% OF CLASS R1 SHARES

7

PO BOX 2526
WACO TX 76702-2526

ING	13.46% OF CLASS R2 SHARES
ENHANCED K-CHOICE
TRUSTEE: RELIANCE TRUST COMPANY
400 ATRIUM DRIVE
SOMERSET NJ 08873-4162

HARTFORD LIFE INS CO SEPARATE ACCOUNT	8.01% OF CLASS R2 SHARES
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

COUNSEL TRUST DBA MATC	7.09% OF CLASS R2 SHARES
1251 WATERFRONT PL STE 525
PITTSBURGH PA 15222-4228

RELIANCE TRUST COMPANY FBO	10.50% OF CLASS R3 SHARES
SRF CONSULTING GROUP INC PSP & TRUS
PO BOX 79377
ATLANTA GA 30357-7377

RELIANCE TRUST COMPANY FBO	5.29% OF CLASS R3 SHARES
GRAPHIC IMAGE, INC. 401(K) PLAN
PO BOX 79377
ATLANTA GA 30357-7377

DWS TRUST CO	24.28% OF CLASS R3 SHARES
PO BOX 1757
SALEM NH 03079-1143

SHAPELL INDUSTRIES INC 401K P/S PLAN	9.98% OF CLASS R3 SHARES
PO BOX 1757
SALEM NH 03079-1143

CENTRAL CAROLINA VIP 401K PLAN	9.55% OF CLASS R3 SHARES
PO BOX 1757
SALEM NH 03079-1143

FIDELITY INVESTMENTS INSTITUTIONAL	9.98% OF CLASS R3 SHARES
OPERATIONS CORPORATION
100 MAGELLAN WAY
COVINGTON KY 41015-1999

ENTROPIC COMMUNICATIONS INC	9.04% OF CLASS R3 SHARES
100 MAGELLAN WAY
COVINGTON KY 41015-1999

RELIANCE TRUST CO FBO	49.90% OF CLASS R4 SHARES
R & R INSURANCE SERVICES 401K
PO BOX 79377
ATLANTA GA 30357-7377

MASSACHUSETTS FINANCIAL SERVICES CO	32.75% OF CLASS R4 SHARES
ATTN: SCOTT CHIN 19TH FL

8

500 BOYLSTON ST
BOSTON MA 02116-3741

RHONDA MEYER FBO	8.75% OF CLASS R4 SHARES
HARBOUR MANAGEMENT LLC 401K PSP & TRUST
575 DONOFRIO DR STE 300
MADISON WI 53719-2832

9

PART I — APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended August 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Joseph G. MacDougall	N

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of August 31 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph G. MacDougall	7	$3.1 billion	2	$299.7 million	5	$139.9 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may

10

adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

11

PART I — APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
August 31, 2010	$1,199,226	$0	$533,592	$33,332
August 31, 2009	$667,234	$0	$451,473	$24,732
August 31, 2008	$970,303	$0	$455,189	$28,041

(1)          Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services.

12

PART I - APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	$249,905	$37,211	$212,694	$270	$19,872	$28,049
August 31, 2009	$157,689	$24,259	$133,430	$0	$16,918	$2,728
August 31, 2008	$178,423	$27,710	$150,713	$124	$22,740	$3,572

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan Payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$237,867	$9,550	$228,317
Class B Shares	$146,451	$113,516	$32,935
Class C Shares	$192,231	$46,936	$145,295
Class I Shares	N/A	N/A	N/A
Class R1 Shares	$15,979	$661	$15,318
Class R2 Shares	$74,626	$37	$74,589
Class R3 Shares	$9,506	$0	$9,506
Class R4 Shares	N/A	N/A	N/A

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PART I - APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	Ö
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

Ö

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WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	Ö	Ö	Ö
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of an MFS Fund/Certain Financial Advisers

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Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21.  For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members  of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	Ö	Ö	Ö	Ö
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts

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Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		Ö
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	Ö

17

PART I — APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010	$1,095,947.00
August 31, 2009	$1,085,095.51
August 31, 2008	$1,176,668.87

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
N/A	N/A

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”).  The provision of Research was not necessarily a factor in the placement of this business with such Research Firms(1).

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$567,247,979	$1,012,970

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

18

Statement of Additional Information December 29, 2010

MFS® Value Fund

A series of MFS Series Trust I

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MEIAX
Class B	MFEBX
Class C	MEICX
Class I	MEIIX
Class W	MEIWX
Class 529A	EAVLX
Class 529B	EBVLX
Class 529C	ECVLX
Class R1	MEIGX
Class R2	MVRRX
Class R3	MEIHX
Class R4	MEIJX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated December 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

EIF-SAI-122910

Statement of Additional Information (SAI) — PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” - MFS Value Fund. The Fund was known as MFS Equity Income Fund (prior to January 1, 2001).

“Trust” - MFS Series Trust I, a Massachusetts business trust organized in 1986. The Trust was previously known as MFS Lifetime Managed Sectors Fund (prior to August 1, 1993) and Lifetime Managed Sectors Trust (prior to August 3, 1992).

“MFS” or “Adviser” — Massachusetts Financial Services Company, a Delaware corporation.

“MFD” — MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” — MFS Service Center, Inc., a Delaware corporation.

“Prospectus” — The Prospectus of the Fund, dated December 29, 2010, as amended or supplemented from time to time.

“1940 Act” — The Investment Company Act of 1940, as amended.

“SEC” — Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers — Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, program management services and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

State Street Bank and Trust Company, with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts for the Fund, and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

1

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended August 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

2

PART I — APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$16,582	N/A	$237,853
Lawrence H. Cohn, M.D.(3)	$14,539	$0	$215,853
Maureen R. Goldfarb	$14,540	N/A	$216,853
David H. Gunning	$23,666	N/A	$281,853
William R. Gutow	$14,540	N/A	$216,853
Michael Hegarty	$16,443	N/A	$236,853
J. Atwood Ives(4)	$5,123	$0	$215,853
John P. Kavanaugh	$14,679	N/A	$217,853
J. Dale Sherratt	$16,582	$0	$237,853
Laurie J. Thomsen	$15,944	N/A	$227,853
Robert W. Uek	$17,460	N/A	$244,103

(1)          For the fiscal year ended August 31, 2010.

(2)          For calendar year 2009 for 99 funds.

(3)          Dr. Cohn retired as Trustee of the Fund on December 31, 2010.

(4)          Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

3

Committees

As of January 1, 2011, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Butler*, Kavanaugh*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.

			Butler*, Goldfarb*, Gutow*, and Hegarty*

CONTRACTS REVIEW COMMITTEE	8

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	5

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

4

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			Goldfarb*, Gutow*, Hegarty*, and Sherratt*

PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

			Kavanaugh*, Sherratt*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.

			All non-interested Trustees of the Board (Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)          The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.

*                 Non-interested Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

5

PART I — APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of November 30, 2010, the current Trustees and officers of the Trust as a group owned 0.06% of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	D	D
Robert C. Pozen	B	D
Non-Interested Trustees
Robert E. Butler	B	D
Lawrence H. Cohn, M.D.	N	D(1)
Maureen R. Goldfarb	B	N
David H. Gunning	N	D
William R. Gutow	B	D
Michael Hegarty	N	D
John P. Kavanaugh	B	N
J. Dale Sherratt	N	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	B	D

(1) Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of November 30, 2010. All holdings are beneficially owned unless otherwise indicated.

MASSACHUSETTS FINANCIAL SERVICES CO	100% OF CLASS 529A SHARES
500 BOYLSTON STREET	100% OF CLASS 529B SHARES
BOSTON MA 02116	100% OF CLASS 529C SHARES

KEVIN A CONN	6.04% OF CLASS 529A SHARES
230 MOUNT VERNON ST
WEST NEWTON MA 02465-2519

DARLENE M SURPRENANT	8.5% OF CLASS 529C SHARES
97 AVENUE VICTOR HUGO
PARIS FRANCE 75116

6

PAUL A HILLEN	5.53% OF CLASS 529C SHARES
16130 48TH AVE N
PLYMOUTH MN 55446-2052

NFS LLC	10.45% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	7.08% OF CLASS B SHARES
82 DEVONSHIRE ST	5.30% OF CLASS C SHARES
BOSTON MA 02109	7.01% OF CLASS I SHARES
22.55% OF CLASS R3 SHARES
34.23% OF CLASS R4 SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	8.47% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	10.46% OF CLASS B SHARES
4800 DEER LAKE DR E	37.67% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484	23.52% OF CLASS I SHARES
5.02% OF CLASS R4 SHARES

MORGAN STANLEY SMITH BARNEY	5.97% OF CLASS A SHARES
HARBORSIDE FINANCIAL CENTER	5.76% OF CLASS C SHARES
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

PERSHING LLC	5.93% OF CLASS A SHARES
P.O. BOX 2052	8.82% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	6.47% OF CLASS C SHARES
32.50% OF CLASS W SHARES

RELIANCE TRUST CO FBO	6.75% OF CLASS A SHARES
RETIREMENT PLANS SERVICED BY METLIFE
PO BOX 79377
ATLANTA GA 30357-7377

FIRST CLEARING, LLC	5.76% OF CLASS B SHARES
ATTN MUTUAL FUNDS	6.83% OF CLASS C SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

EDWARD D JONES & CO	5.19% OF CLASS B SHARES
ATTN: MUTUAL FUND	26.34% OF CLASS I SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

LPL FINANCIAL SERVICES	7.26% OF CLASS C SHARES
9785 TOWNE CENTRE DR	13.78% OF CLASS W SHARES
SAN DIEGO CA 92121-1968

STATE STREET BANK AS CUSTODIAN OF	6.60% OF CLASS I SHARES
ATTN: LCC 3RD FL MFS GRP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1724

7

MFS GROWTH ALLOCATION FUND	6.60% OF CLASS I SHARES
C/O MASS FINANCIAL SERVICES CO
500 BOYLSTON STREET
BOSTON MA 02116

SAXON & CO	6.22% OF CLASS I SHARES
POBOX 7780-1888
PHILADELPHIA PA 19182-0001

DCGT	44.91% OF CLASS R1 SHARES
711 HIGH ST	18.85% OF CLASS R2 SHARES
DES MOINES IA 50392-0001	7.78% OF CLASS R3 SHARES

PRINCIPAL FINANCIAL GROUP	29.78% OF CLASS R1 SHARES
QUALIFIED FIA OMNIBUS	10.21% OF CLASS R2 SHARES
711 HIGH ST	5.03% OF CLASS R3 SHARES
DES MOINES IA 50392-0001

GPC SECURITIES INC	6.75% OF CLASS A SHARES
400 COLONY SQ NE	36.30% OF CLASS R1 SHARES
1201 PEACHTREE ST NE STE 2200	16.28% OF CLASS R2 SHARES
ATLANTA GA 30361-6306	14.17% OF CLASS R3 SHARES

MATRIX CAPITAL BANK	5.49% OF CLASS R1 SHARES
1380 LAWRENCE ST STE 1400
DENVER, CO 80204-2060

PRINCIPAL FINANCIAL GROUP	14.10% OF CLASS R1 SHARES
QUALIFIED PRIN ADVTG OM NIBUS	8.48% OF CLASS R2 SHARES
711 HIGH ST
DES MOINES IA 50392-0001

HARTFORD LIFE INSURANCE COMPANY	9.78% OF CLASS R2 SHARES
SEPARATE ACCOUNT
ATTN UIT OPERATIONS
1 GRIFFIN ROAD NORTH
WINDSOR CT 06095-1512

ING LIFE INSURANCE & ANNUITY CO	9.56% OF CLASS R2 SHARES
RETIREMENT PLAN
1 ORANGE WAY B3N
WINDSOR CT 06095-4773

STATE STREET CORPORATION TTEE	8.25% OF CLASS R2 SHARES
FBO ADP ACCESS
1 LINCOLN ST
BOSTON MA 02111-2901

EMJAY CORPORATION TTEE	5.05% OF CLASS R2 SHARES
FBO PLANS OF RPSA CUSTOMERS	C/O GREATWEST
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002

8

FIDELITY INVESTMENTS INSITUTIONAL OPERATATION CORP.	10.40% OF CLASS R3 SHARES
QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS	29.80% OF CLASS R4 SHARES
100 MAGELLAN WAY # KW1C
COVINGTON KY 41015-1987

STATE STREET BANK TRUST CO	9.53% OF CLASS R3 SHARES
TRUSTEE VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY 10577-2139

WELLS FARGO INVESTMENTS LLC	10.64% OF CLASS R3 SHARES
625 MARQUETTE AVE FL 12	8.37% OF CLASS R4 SHARES
MINNEAPOLIS MN 55402-2308	18.20% OF CLASS W SHARES

AMERITAS LIFE INSURANCE CORP	5.58% OF CLASS R3 SHARES
SEPERATE ACCOUNT D
5900 O ST
LINCOLN NE 68510-2234

MAC & CO	16.06% OF CLASS R4 SHARES
ATTN MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198

PRICE WATERHOUSE COOPER	8.64% OF CLASS R4 SHARES
ATTN MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH PA 15230-3198

CHARLES SCHWAB & CO INC	9.00% OF CLASS R4 SHARES
SPECIAL CUSTODY ACCOUNT
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT	31.23% OF CLASS W SHARES
A/C PIMSOMNI
ATTN PRUCHOICE UNIT
194 WOOD AVE S
ISELIN NJ 08830-2710

9

PART I — APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Equity-Income Funds
Lipper Variable Annuity Large-Cap Value Funds
Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds
MSCI World Index
MSCI World Value Index
Lipper Global Large-Cap Value Equity Funds
Russell 1000 Value Index
Standard & Poor’s 500 Value Index
MSCI KOKUSAI (World ex Japan) Index
Morningstar Dollar Cautious Balanced Funds
Morningstar Dollar Moderate Balanced Funds
Morningstar U.S. Large-Cap Value Equity Funds

Steven R. Gorham	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Equity-Income Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
MSCI World Index
MSCI KOKUSAI (World ex Japan) Index
MSCI World Value Index
Lipper Global Large-Cap Value Equity Funds
Morningstar Dollar Cautious Balanced Funds
Morningstar Dollar Moderate Balanced Funds
Lipper Variable Annuity Large-Cap Value Funds
Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds
Morningstar U.S. Large-Cap Value Equity Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

10

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended August 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Nevin P. Chitkara	F
Steven R. Gorham	F

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Fund’s fiscal year ended August 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nevin P. Chitkara	20	$33.8 billion	6	$2.1 billion	30	$8.2 billion
Steven R. Gorham	20	$33.8 billion	6	$2.1 billion	30	$8.2 billion

*Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

11

PART I — APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, program management services and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)
August 31, 2010	$71,913,717	$97,254	$12,445,757
August 31, 2009	$48,230,651	$22,590	$11,610,746
August 31, 2008	$59,448,693	$1,828,818	$14,085,215

Fiscal Year Ended	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services(2)
August 31, 2010	$1,834,930	$8,663
August 31, 2009	$1,575,754	$7,219
August 31, 2008	$1,007,736	$19,306

(1)          Amount paid to MFSC for transfer agency services includes: a) reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services; and b) payments made pursuant to the Special Servicing Agreement for transfer agent related expenses of Fund-of-Funds investing in the Fund.

(2)          Payment only from assets attributable to Class 529A, 529B, and 529C shares.  MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.

12

PART I - APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
August 31, 2010	$5,931,945	$942,493	$4,989,452	$5,362	$286,556	$96,480
August 31, 2009	$2,730,382	$414,420	$2,315,962	$7,732	$432,471	$137,929
August 31, 2008	$2,789,215	$430,354	$2,358,861	$12,307	$668,551	$111,050

	Class 529A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares
August 31, 2010	$25,294	$3,651	$21,643	N/A	$437	$121
August 31, 2009	$15,281	$2,193	$13,088	N/A	$568	$66
August 31, 2008	$19,654	$2,843	$16,811	N/A	$309	$19,654

Distribution Plan Payments

During the fiscal year ended August 31, 2010, the Fund incurred the following expenses for Distribution Plan Payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$12,973,374	$250,478	$12,722,896
Class B Shares	$3,155,129	$2,405,048	$750,081
Class C Shares	$8,579,811	$1,767,899	$6,811,912
Class I Shares	N/A	N/A	N/A
Class W Shares	$1,301,008	$806,433	$494,575
Class 529A Shares	$13,479	$3,240	$10,239
Class 529B Shares	$12,417	$9,675	$2,742
Class 529C Shares	$19,899	$4,595	$15,304
Class R1 Shares	$351,719	$0	$351,719
Class R2 Shares	$1,920,879	$0	$1,920,879
Class R3 Shares	$1,239,165	$11,951	$1,227,214
Class R4 Shares	N/A	N/A	N/A

13

PART I - APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes.  Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers
• Employer Retirement Plans.	Ö
2. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		Ö	Ö	Ö
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		Ö	Ö	Ö

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		Ö	Ö	Ö
• Loan from 401(a) or ESP Plan.		Ö	Ö	Ö
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		Ö	Ö	Ö
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		Ö	Ö	Ö
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		Ö	Ö	Ö
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		Ö	Ö	Ö

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

		Ö	Ö	Ö

• Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

Ö

14

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

• Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	Ö	Ö	Ö
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	Ö	Ö	Ö
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Ö
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		Ö	Ö
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		Ö	Ö
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		Ö	Ö
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

Ö

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	Ö	Ö	Ö	Ö
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	Ö	Ö	Ö	Ö
B. Affiliates of an MFS Fund/Certain Financial Advisers

15

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	Ö	Ö	Ö	Ö
• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	Ö	Ö	Ö	Ö
• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	Ö	Ö	Ö	Ö

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	Ö	Ö	Ö	Ö

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21.  For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	Ö	Ö	Ö	Ö
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	Ö	Ö	Ö	Ö
C. Involuntary Redemptions
• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		Ö	Ö	Ö
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	Ö	Ö
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	Ö	Ö
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			Ö	Ö
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		Ö	Ö	Ö
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		Ö	Ö	Ö
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	Ö	Ö
J. Insurance Company Separate Accounts

16

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by insurance company separate accounts.	Ö	Ö
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		Ö	Ö	Ö
L. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

Ö

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	Ö		Ö	Ö
M. Conversions
• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		Ö
• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	Ö

17

PART I — APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
August 31, 2010	$5,398,521.00
August 31, 2009	$5,903,995.96
August 31, 2008	$5,393,178.34

Securities Issued By Regular Broker/Dealers

During the fiscal year ended August 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of August 31, 2010:

Broker/Dealer	Value of Securities
Bank of America/Merrill Lynch	$231,413,379
Goldman Sachs	$369,690,756
JPMorgan Chase & Co.	$322,167,416
Wells Fargo	$0

Transactions with Research Firms

During the fiscal year ended August 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$5,252,480,730	$4,147,191

(1)          The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

18

Statement of Additional Information Part II

Part II of this SAI, updated through September 28, 2011, as amended or supplemented from time to time, describes policies and practices that apply to the funds listed on the cover page of each SAI Part I (the “Funds”). References in this Part II to a “Fund” mean each Fund to which this SAI applies, unless noted otherwise. References in this Part II to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

SAI-II-092811

Table of Contents

DEFINITIONS	II-1
MANAGEMENT OF THE FUND	II-1
DISTRIBUTION PLAN	II-3
FINANCIAL INTERMEDIARY COMPENSATION	II-4
INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS	II-5
NET INCOME AND DISTRIBUTIONS	II-5
TAX CONSIDERATIONS	II-5
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	II-13
DISCLOSURE OF PORTFOLIO HOLDINGS	II-15
DETERMINATION OF NET ASSET VALUE	II-17
SHAREHOLDER SERVICES	II-18
DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES	II-18
APPENDIX A - TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND	II-20
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	II-25
APPENDIX C - FINANCIAL INTERMEDIARY COMPENSATION	II-32
APPENDIX D - INVESTMENT STRATEGIES AND RISKS	II-36
APPENDIX E - INVESTMENT RESTRICTIONS	II-53
APPENDIX F - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS	II-57
APPENDIX G - DESCRIPTION OF RATINGS	II-58

DEFINITIONS

“Employer Retirement Plans” – includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary” –– includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Majority Shareholder Vote” –– as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“1940 Act” –– the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

Trustees/Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board of Trustees (the “Board”) of the funds managed by MFS and overseen by the Board (the “MFS Family of Funds”) and the Board’s oversight of the Funds’ risk management process. The Board consists of eleven Trustees, nine of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). An Independent Trustee serves as Chair of the Trustees. In addition, each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” in Appendix A to Part I of this SAI. Three of the Committees have as members all of the Independent Trustees, and the remaining Committees have three to four Independent Trustees as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Funds’ Independent Chief Compliance Officer. The Independent Trustees also meet periodically with the Funds’ Independent Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the board to exercise its oversight of the Funds.

The Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of MFS serve as the Funds’ officers, including the Funds’ principal executive officer. The Board provides oversight of the services provided by MFS and its affiliates, including MFS’ and its affiliates’ risk management activities. In addition, each Committee of the Board provides oversight of their risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Regulatory Officer, MFS’ Chief Enterprise Risk Officer, and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks which could adversely affect the Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of the Funds’ auditors, custodian and pricing service providers.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in Appendix A of this Part II.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI.  While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies and procedures described in Appendix B to this SAI Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge by visiting mfs.com and clicking on “Proxy Voting” and by visiting the SEC’s Web site at http://www.sec.gov.

Investment Sub-Adviser  - MFS has engaged UBS Global Asset Management (Americas) Inc. (referred to as UBS) to act as sub-adviser to manage MFS Diversified Target Return Fund’s exposure to markets, asset classes and currencies through the use of derivative instruments. UBS is located at One North Wacker Drive, Chicago, Illinois 60606. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division.

UBS is a Delaware corporation and a registered investment adviser. UBS provides investment management and supervisory services to mutual funds and institutional accounts.

Unless otherwise noted, all references to “sub-adviser” shall include UBS for the portion of MFS Diversified Target Return Fund for which UBS provides investment advisory services.

Investment Advisory Agreement — MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading “Management of the Fund(s).”

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are “not affiliated” with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. (“MFD”), provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not “interested persons”  of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Sub-Advisory Agreement – UBS serves as the MFS Diversified Target Return Fund’s sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Fund, the Adviser and UBS (for the purposes of this paragraph, the “UBS Sub-Advisory Agreement”). The UBS Sub-Advisory Agreement provides that the Adviser delegates to UBS the authority to make investment decisions for a portion of MFS Diversified Target Return Fund (for the purposes of this paragraph, the “Fund”). For these services, the Adviser pays UBS an investment advisory fee, computed and paid monthly in arrears, at the annual rate of 0.28% of the first $1 billion of the fund’s average daily net assets; 0.185% of the next $1.5 billion of the fund’s average daily net assets; and 0.16% of the fund’s average daily net assets in excess of $2.5 billion.

The Sub-Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser on not less than 60 days’ written notice. The Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Sub-Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the type of fund and the relative assets in each Fund under the supervision of the Board of Trustees.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting and other shareholder services, including without limitation recordkeeping, reporting, and transaction processing services. Payments made under these agreements are based on the Fund’s average daily net assets and/or the number of Fund accounts serviced by the service provider.

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each Fund which primarily invests in other funds advised by MFS (“MFS Funds-of-Funds”) and certain underlying funds in which an MFS Fund-of-Funds invests (“Underlying Funds”), certain underlying funds pay a portion of each MFS Fund-of-Funds transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Underlying Fund from the investment in the Underlying Fund by the MFS Fund-of-Funds.

Distributor

MFS Fund Distributors, Inc. (“MFD” or the “Distributor”), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

See Appendix C to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

Program Manager(s)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which Class 529A, 529B, and Class 529C shares (“529 Share Classes”) are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs’ compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement. The Fund’s 529 Share Classes may also be offered through qualified tuition programs for which MFD does not serve as program manager.

Under the Agreement, the Fund pays MFD a fee of up to 0.10% annually of the assets attributable to the 529 Share Classes. MFD pays all or a portion of this fee to third parties. The fee may be reduced from time to time.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

Code of Ethics

The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (“the 1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund.  Securities transactions by some of these persons may be subject to prior approval of the Adviser’s or sub-adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

DISTRIBUTION PLAN

The Trustees have approved a plan for all funds (except the MFS Money Market Fund and the MFS Government Money Market Fund) in accordance with Rule 12b-1 under the 1940 Act for Class A (except for MFS Municipal High Income Fund), Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class W shares (the “Distribution Plan”). The Fund has not adopted a Distribution Plan with respect to its Class A1, Class I or Class R4 shares, if applicable. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing a Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce a Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%
Class W	0.10%	0.00%	0.10%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. Current distribution and service fees for each Fund are reflected under the caption “Description of Share Classes — Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund pay MFD a service fee as described above based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares, as appropriate) annually. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

Distribution Fees

The Distribution Plan provides that the Fund pay MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix C of this Part II.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in Appendix D of this Part II is a description of investment strategies which the Funds may generally use in pursuing their investment objectives and investment policies to the extent such strategies are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment strategies. Set forth in Appendix E of this Part II is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

Money Market Funds

The net income attributable to each Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading.

For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder’s account.

It is expected that the shares of the money market fund will not have a negative net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

Other Funds

Each Fund other than the money market funds intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of these Funds consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund shall treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, if any, may be subject to foreign withholding taxes, which could decrease the Fund’s return on the underlying investments.

If the Fund failed to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification failure, disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would fail to qualify as a “regulated investment company” for such year.  The Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain.  Any taxable income including any net capital gain retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.    For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year.  If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains.  The Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration.  Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above.  The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused. Capital loss carry forwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund generally will have to pay federal income tax and any applicable foreign, state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gains.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.  It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2013.

Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see “Tax Treatment of the Fund,” above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction — A portion of the dividends the Fund receives from U.S. corporations, if any, is normally eligible for the dividends-received deduction for corporate shareholders if the shareholder otherwise qualifies for that deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-

term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Capital Gain Dividends and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, distributions properly reported as exempt-interest dividends may be subject to backup withholding, as discussed below.

In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “Non-U.S. Shareholder”) are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding.  However, effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Shareholder (A) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that was a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder (an “interest-related dividend”), and (ii) distributions (other than (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses (a “short-term capital gain dividend”), in each such case to the extent such distributions are properly reported by the Fund.  For such taxable years, depending on the circumstances, the Fund is permitted to make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding.  In order to qualify for this exemption from withholding, a foreign person needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  The exemption from withholding for interest-related dividends and short-term capital gain dividends will expire for dividends with respect to taxable years of a Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation”  (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions made by the Fund in redemption of its shares that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders.  (However, absent legislation, on or after January 1, 2012, this “look-through” treatment for distributions by the Fund to non-U.S shareholders applies only to such distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder.  Foreign shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund were a USRPHC or former USRPHC, upon the sale of shares of the Fund, the purchaser of shares typically would be required to withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding is generally not required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. The exemption from withholding for redemptions will expire for redemptions made on or after January 1, 2012, unless Congress enacts legislation providing otherwise.  If no such legislation is enacted, beginning on January 1, 2012, such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form).  Foreign shareholders should consult their tax advisers in this regard.

To the extent the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, as described below, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships.  Additional considerations may apply to foreign trusts and estates.  Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Reporting and Withholding for U.S. Shareholders and Non-U.S. Shareholders –– Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment.  Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change.  Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the 30% withholding requirement.  Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future guidance may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued.  Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  The backup withholding rate is currently 28% and will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in the regard.  The back-up withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Funds have not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Each Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year, these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause a Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.  Each Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively.  Use of foreign currencies for non-hedging purposes and investment by a Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund.  The Fund may elect to mark to market certain investments in “passive foreign investment companies” on the last day of each year, thereby avoiding the imposition of U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  It is not always possible to identify a foreign corporation as a “passive foreign investment company” in advance of acquiring shares in the company, which may result in the Fund incurring the tax and interest charges described above in some instances.

Investment income received by a Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available.  It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance, since the amount of a Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund are represented by direct investments in foreign securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it.  In addition, a “qualified fund of funds” (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, “Underlying Funds”) at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Underlying Funds — If the Fund invests all of its assets in shares of Underlying Funds, its distributable income and gains will normally consist entirely of distributions from the Underlying Funds’ income and gains and gains and losses on the dispositions of shares of Underlying Funds.  To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds) until it disposes of shares of the underlying Fund.  Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an Underlying Fund.

In addition, in certain circumstances, the “wash sale” rules under section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses.  A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund thirty days before or after the date of the sale.  The wash sale rules could defer losses of the Fund on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds.  For similar reasons, the character of distributions from a Fund (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as “qualified dividend income” as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

The fact that a Fund achieves its investment objectives by investing in Underlying Funds will generally not adversely affect the Fund’s ability to pass on to foreign shareholders the full benefit, if any (see discussion under “U.S. Taxation of Non-U.S. Persons” above) of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Funds. The exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends will expire with respect to taxable years of a Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.  Furthermore, if the Fund is a USRPHC (or would be a USRPHC but for the exceptions previously described herein) and invests in an underlying Fund that is also a USRPHC (or would be but for the aforementioned exceptions), a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the underlying Fund.  However, as noted above, this look-through provision will expire for distributions made on or after January 1, 2012, unless Congress enacts legislation providing otherwise.  (See discussion under “U.S. Taxation of Non-U.S. Persons” above).

If the Fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets the shareholder notice and other requirements.

A “qualified fund of funds” (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from Underlying Funds.  For further considerations pertaining to exempt-interest dividends, see “Special Rules for Municipal Fund Distributions,” below.  Further, as noted above, a qualified fund of funds is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an Underlying Fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualifying fund of funds will be eligible to claim a tax credit or deduction for such taxes.  However, even if a qualified fund of funds qualifies to make such election for any year, it may determine not to do so.  For further considerations pertaining to foreign taxes paid by a Fund, see “Certain Investments” above.

Special Rules for Municipal Fund Distributions

The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax (“Municipal Funds”).

Tax-Exempt Distributions — The portion of a Municipal Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be reported by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets at the close of each quarter of the Fund’s taxable year consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code.  Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, may be subject to state and local taxes, and all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax.  Except when the Fund provides actual monthly percentage breakdowns, the percentage of income reported as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Taxable Distributions — A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption, proceeds from the disposition of certain market discount bonds, and income received in lieu of tax-exempt interest with respect to securities on loan) and may recognize taxable capital gains and losses as a result of the disposition of securities and from certain options and futures transactions.  Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares.  However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial.  Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

Consequences of Distributions by a Municipal Fund:  Effect of Accrued Tax-Exempt Income — Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax even though it would have been tax-exempt had it been declared as a dividend prior to the redemption.  For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the (tax-exempt income) accrued for that period.

Certain Additional Information for Municipal Fund Shareholders — Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes.  Exempt-interest dividends are generally taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.  You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits.  Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

Consequences of Redeeming Shares — Any loss realized on a redemption of Municipal Fund shares held for six months or less will generally be disallowed to the extent of any exempt-interest dividends received with respect to those shares.  To the extent not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received (or deemed received) with respect to those shares.

State and Local Income Taxes: Municipal Obligations — The exemption of exempt interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority.  Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities.  Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

Special Considerations for 529 Share Classes

The following special consideration applies specifically to the ownership of a Fund’s 529 Share Classes through a tuition program that qualifies under section 529 of the Code.

The 529 Share Classes are an investment option under one or more tuition programs designed to qualify under section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn.  Withdrawals of earnings that are used to pay “qualified higher education expenses” are tax-free for federal income tax purposes.  State and local taxes may still apply.  These tax benefits are not available to 529 shares that are not owned through a qualifying section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary’s qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied.  The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution.  Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

For the purposes of this section, all references to the “Adviser” shall include UBS with respect to the portion of the MFS Diversified Target Return Fund for which UBS provides investment advisory services. Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The Adviser places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. The Adviser seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. The Adviser may also place value on a broker/dealer’s ability to provide useful research assistance. The Adviser takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer’s research.

In certain circumstances, such as a buy in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a “buy in,” unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense.  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity.  As noted above, the Adviser may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  The Adviser periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser’s special needs.  The Adviser may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

In allocating brokerage, the Adviser may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Funds to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services (“Research”) includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to the Adviser for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of Funds (“Executing Brokers”) which provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions (“Pooled Commissions”) to providers of Research (“Research Providers”). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Funds’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research (“Research Firms”) as determined periodically by MFS’ investment staff (“Research Votes”). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS’ obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). Under normal circumstances, Executing Brokers are compensated for Research solely through Trade Commissions. To the extent that payments for Research to a Broker Provider other than an Executing Broker are made pursuant to Trade Commissions, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers.  Neither MFS nor the Funds have an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target.  MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by each of the Funds to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Funds’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Funds and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

In certain instances there are securities that are suitable for the Funds’ portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Funds’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. With respect to proprietary accounts of the Adviser or its subsidiaries, allocations otherwise than in the context of equity initial public offerings, equity limited offerings or fixed income new issues will be made only to accounts that have been established and seeded with not more than $25 million:  (1) in a commingled vehicle advised by MFS or an affiliate that is available for purchase by unaffiliated third parties (“New MFS Fund”); or (2) for the purpose of establishing a performance record to enable MFS or the subsidiary to offer the account’s investment style to unaffiliated third parties or if the account is being offered to the general public. Other proprietary accounts will not participate in the investment opportunity until after it has been allocated to other accounts.  Proprietary accounts include other accounts (1) owned beneficially solely by the Adviser or its subsidiaries; (2) in which the officers and employees of the Adviser or trustees/managers of any registered investment companies for which the Adviser serves as the primary investment advisor are the principal owners; or (3) invested in an investment strategy that is 25% or more owned by MFS or any of its direct or indirect subsidiaries, its officers and employees and that the Adviser has determined in its discretion to be an alternative account. With respect to allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, these policies prohibit allocations to: (1) Private Portfolio Management accounts; (2) accounts principally owned by officers or employees of the Adviser or its subsidiaries or trustees/managers of any registered investment companies for which the Adviser serves as the primary investment advisor and which are not being offered to unaffiliated third parties; or (3) a proprietary account (other than a New MFS Fund).  However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than MFS and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund’s prospectus.

Holdings also include short positions. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, a Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of a Fund or Funds in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In the case of a sub-adviser, this determination may be made by a senior member of the sub-adviser’s legal or compliance departments (a “Sub-Adviser Authorized Person”); provided, however, an Authorized Person may override such determination.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFDor, if applicable, a sub-adviser, (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund’s portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix F, of this SAI Part II or permit the recipients identified in Appendix F of this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

This list of recipients in Appendix F of this SAI Part II is current as of August 1, 2011, and any additions, modifications, or deletions to this list that have occurred since August 1, 2011, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix F of this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence and/or agree not to trade directly or indirectly based on the information. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations, or other commercially reasonable means.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Funds is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the “valuation time”) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Money Market Fund(s)

Pursuant to procedures approved by the Board of Trustees, money market instruments are generally valued at amortized cost, which approximates market value.  Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per share and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; redeeming shares in kind; suspending redemptions in connection with liquidating the money market fund; postponing payment of redemption proceeds; or processing transactions at a net asset value per share using available market quotations; and such other measures as the Trustees may deem appropriate.

Non-Money Market Fund(s)

Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short for which there were no sales reported that day are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps are generally valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account or service application.

Letter of Intent. Out of the shareholder’s initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder’s name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder’s order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD’s discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Funds upon the request of MFD.

Exchange Privilege

Money Market Funds

If you exchange your shares out of MFS Government Money Market Fund or MFS Money Market Fund into Class A shares of any other Fund, or if you exchange your shares out of MFS Cash Reserve Fund into Class A shares or Class 529A shares of any other Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•                  the shares exchanged from either Fund were acquired by an exchange from any other Fund;

•                  the shares exchanged from either Fund were acquired by automatic investment of dividends from any other Fund; or

•                  the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the Fund into which the exchange is being made.

Telephone Exchanges.  No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of a Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement a Trust’s Declaration of Trust.  Each Trust except MFS Series Trust VII, MFS Series Trust XII, MFS Series Trust XV, and MFS Series Trust XVI, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust VII, MFS Series Trust XII, MFS Series Trust XV and MFS Series Trust XVI or any series or class of MFS Series Trust VII, MFS Series Trust XII, MFS Series Trust XV and MFS Series Trust XVI may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time: 1) by a Majority Shareholder Vote; or 2) by the Trustees by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

The Trustees may cause a shareholder’s shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

Under the Trust’s Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

APPENDIX A - TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years (2)	Other Directorships (2)

INTERESTED TRUSTEES
Robert J. Manning(3) age 47	Trustee	February 2004 (Trustee)	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen(3) age 65	Trustee	February 2004 (Trustee)	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)

Medtronic, Inc. (medical devices), Director (since 2004); The Neilson Company (market research), Director (since 2010): Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning age 69	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)

Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler age 69	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters

Maureen R. Goldfarb age 56	Trustee	January 2009	Private investor

William R. Gutow age 69	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise) , Vice Chairman (until 2010)

Michael Hegarty age 66	Trustee	December 2004	Private Investor

John P. Kavanaugh age 56	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years (2)	Other Directorships (2)
Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt age 72	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen age 53	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek age 70	Trustee	January 2006	Consultant to investment company industry

OFFICERS

Maria F. DiOrioDwyer(3) age 52	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane(3) age 37	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) age 46	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President (until September 2008)

Ethan D. Corey(3) age 47	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years (2)	Other Directorships (2)
Associate General Counsel

David L. DiLorenzo(3) age 43	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan(3) age 43	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Robyn L. Griffin age 36	Assistant Independent Chief Compliance Officer	August 2008

Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006-July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006-October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) 38	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(3) age 53	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) age 61	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira(3) age 40	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum(3) age 59	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years (2)	Other Directorships (2)
Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino age 67	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(3) age 41	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost(3) age 51	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

1                   Date first appointed to serve as Trustee/officer of a fund in the MFS Family of Funds.  Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.  Each Trustee oversees 96 funds in the MFS Family of Funds as of December 31, 2010.

2                   Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

3                   “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS.  The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 1989.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry.  Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 24 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers.  During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes.  He also conducted branch reviews of insurance broker/dealers selling variable products.  Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters.  He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic

Holdings, Inc., and a director of Southwest Gas Corp.  He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp.  Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company.  He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits.  Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation.  Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 17 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies.  He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society.  Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank.  He is a former director of Alliance Capital Management Corporation, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families.  Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser.  He also served as a trustee for various investment company complexes.  Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc.

Robert J. Manning

Mr. Manning is Chairman and Chief Executive Officer of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 26 years. He also is a member of the Board of Directors of MFS.

Robert C. Pozen

Mr. Pozen is Chairman Emeritus of MFS (the Funds’ investment adviser). He has substantial senior executive and board experience within the investment management industry, as well as board experience for publicly-traded companies.  He is a director of Medtronic, Inc. and the Neilson Company. He is also a Senior Lecturer at Harvard Business School.

J. Dale Sherratt

Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments.  He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts.  Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies.  Mr. Sherratt has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 21 years.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at the venture capital firm, Harbourvest Partners.  Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College.  She is a former director of Travelers Property Casualty Corp. and New Profit.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry.  Mr. Uek was a partner in the investment management industry group of PWC, and was the chair of the investment management industry group for Coopers & Lybrand.  He also has served as a consultant to mutual fund boards.  Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds.  Mr. Uek is a former Chairman of the Independent Directors Council, a unit of the Investment Company Institute that serves the mutual fund independent director community.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.                                   Voting Guidelines;

B.                                     Administrative Procedures;

C.                                     Records Retention; and

D.                                    Reports.

A.                                    VOTING GUIDELINES

1.              General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

                        MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that

MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company.  In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•                  Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•                  Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•                  Vest management of the process in the company’s independent directors, other than the nominee in question; and

•                  Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees.  MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter.  MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met:  (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).  MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.  In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders.. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors.  For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.  Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.            ADMINISTRATIVE PROCEDURES

1.              MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.         Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.        Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.         Considers special proxy issues as they may arise from time to time.

2.  Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.                                                                                 Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.                                                                                If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.                                                                                 If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.                                                                                For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.  Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”).  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.              Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters.  MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote.  MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices.  In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues.  Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS.  This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

5.              Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.                                                              Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.              Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.            REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX C - FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Funds, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the Funds, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend funds advised by MFS instead of other funds that do not pay such compensation or that pay lower amounts of compensation. In addition, the payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares or their affiliates may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities. However, the Funds and MFS do not consider financial intermediaries’ sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares – General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

Bond Funds:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	4.00%
$50,000 but less than $100,000	3.50%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

Short-Term Bond Funds:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified Funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $4,000,000 plus	1.00%
Over $4,000,000 to $10,000,000 plus	0.50%
Over $10,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A and Class A1-Specific Provisions

For purchases of Class A and Class A1 shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class A1 shares by all other accounts not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $4,000,000 plus	1.00%
Over $4,000,000 to $10,000,000 plus	0.50%
Over $10,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class W Shares

For purchases of Class W shares, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund – Program Manager”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the Funds, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Funds or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments may be made on account of one or more of the following:  business planning assistance; educating financial intermediary personnel about the various Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the financial intermediaries to which MFD expects, as of August 1, 2011, to make the payments described above from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since August 1, 2011, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	Morgan Stanley Smith Barney LLC
American United Life Insurance	MSCS Financial Services LLC
Ameriprise Financial Services	National Financial Services Corp
Ascensus, Inc.	Nationwide Investment Services Corp
Cetera Financial Group, Inc.	New York Life Insurance & Annuity Co
Charles Schwab & Co Inc.	Northwestern Mutual Inv Svc LL
Chase Investment Services Corp	Paychex Securities Corporation
Commonwealth Financial Network	Pershing LLC
Community Bank NA	PNC Bank
CPI Qualified Plan Consultants	Princor Financial Services Corp
Edward Jones	Prudential Investment
Expert Plan, Inc.	Raymond James Financial, Inc.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
First National Bank of Omaha	Reliance Trust
Fulton Financial Advisors NA	State of Oregon
GPC Securities, Inc.	Sun Trust Bank
Great-West Life & Annuity	T Rowe Price
H D Vest Investment Securities	TD Ameritrade
Hartford Life Company	The Charles Schwab Trust Company
Hartford Retirement Services	The Guardian Ins & Annuity Company
ING Institutional Plan Services	Transamerica Advisors Life Insurance
ING Life Insurance & Annuity Company	UBS AG
John Hancock Life Insurance	UBS Financial Services Inc
Key Trust Services	Valic Financial Advisors Inc
Lincoln Financial Advisors	Vanguard
LPL Financial Corporation	Wachovia Bank National Association
M&I Financial Advisors, Inc.	Wells Fargo Advisors LLC
Massachusetts Mutual Life Insurance	Wells Fargo Bank NA
Mercer HR Services LLC	Wilmington Trust Company
Merrill, Lynch, Pierce, Fenner & Smith Incorporated

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA (Financial Industry Regulatory Authority). MFD makes payments for entertainment events it deems appropriate, subject to MFD’s policies and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX D - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, each Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for Funds, certain matters described herein may not apply to each Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s prospectus or in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

Asia Pacific (excluding Japan) Region.  Investing in the Asia Pacific region (excluding Japan) involves risks not typically associated with investments in the United States.  Because many of the economies in the Asia Pacific region (excluding Japan) are considered emerging market economies, investing in the Asia Pacific region (excluding Japan) imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Emerging market economies in the Asia Pacific region (excluding Japan) are often characterized by high levels of inflation, frequent currency fluctuations, undeveloped financial service sectors, and devaluations. Economic events in one country or group of countries within the Asia Pacific region (excluding Japan) can have significant economic effects on the entire Asia Pacific region (excluding Japan) because the economies of the region are intertwined.  In addition, the economies of many countries in the Asia Pacific region (excluding Japan) rely on few industries or commodities.

Political and social instabilities in the Asia Pacific region (excluding Japan) may result in significant economic downturns and increased volatility in the economies of countries in the region escalating political tension between countries in the Asia Pacific region could adversely affect economic ties and trade within the region. Many of the region’s governments exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization.  Some countries in the region restrict direct foreign investment in their securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly.  In addition, some countries in the region require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.

The economies of many Asia Pacific region (excluding Japan) countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  In addition, the Asia Pacific region (excluding Japan) historically has been dependent on external demand and vulnerable to external market disruptions.  Following the recent global recession, markets in the region with domestic-oriented economies rebounded more quickly than markets with continued dependency on exports. A second wave of the global recession, however, could negatively impact markets and economic performance in the region.

The economies of the Asia Pacific region (excluding Japan) are also vulnerable to effects of natural disasters occurring within the Asia Pacific region, including droughts, tsunamis and earthquakes.  Disaster recovery in the region is poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including, but not limited to, short sales, futures, forward contracts, written options, swap contracts, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually permitted or required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid may be treated as the equivalent of “cash-settled” contracts.  As such, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e. the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts.  With respect to forward foreign currency exchange contracts and futures contracts that are contractually permitted or required to “cash-settle,” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value.  By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and “cash-settled” forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Collateralized Instruments. Collateralized Instruments are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on collateralized instruments may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Collateralized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on collateralized instruments is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, collateralized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, collateralized instruments may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

The credit quality of collateralized instruments depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of collateralized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Collateralized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with collateralized instruments that do have a security interest in the underlying assets.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Derivatives.  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability to perform in accordance with the derivative.  Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Emerging Markets. Emerging markets countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. .Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for those securities, securities of investment companies, and other similar interests in an issuer.

Europe.  Investing in Europe involves risks not typically associated with investments in the United States.

While most countries in Western Europe are considered to have developed markets, investing in Western Europe imposes different risks than those associated with investing in other developed markets.  European countries that are members of the Economic and Monetary Union of the European Union (EMU) (which is comprised of the European Union members that have adopted the euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls.  By adopting the euro as its currency, a member state relinquishes control of its own monetary policies.  As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, investing in euro-denominated securities risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe.

Because many Eastern European countries are considered to have emerging market economies, investing in Eastern Europe imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.  Many eastern European countries are in the early stages of industrial, economic, or capital market development, and their markets can be particularly sensitive to social, political, and economic conditions.  Eastern European countries continue to be sensitive to political and economic events in Russia and to be adversely affected by events affecting the Russian economy and currency. Eastern Europe’s export exposure is not diversified and the region is highly dependent on exports to Western Europe, making it vulnerable to demand in Western Europe and fluctuations in the euro.

Europe shows modest signs that it is recovering from a deep recession that began in 2008. The recovery, however, has been very uneven across the region and has been hindered by unemployment, budget deficits, and high public debt in municipal countries. Europe’s recovery has also been challenged since late 2009 by weaknesses in sovereign debt issued by Greece, Spain, Portugal, Ireland, Italy and other European Union countries.  The manner in which the European Union and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates and are projected to experience similar, double-digit unemployment rates in 2011. Several countries, including Greece and Italy, agreed in 2010 and 2011 to multi-year bailout loans from the European Central Bank, International Monetary

Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms.

The recent recession in Europe was deeper than the recession in the United States, and a renewed global recession would have a substantial impact on access to credit, world trade, and domestic consumption in the region. In addition, social unrest, including protests against the consumer confidence, and otherwise impedes financial recovery in Europe.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.  Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. In the case of physically settled futures, it may not be possible to liquidate or close out the futures contract at any particular time or at an acceptable price. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program.  The Funds filed an exemptive application with the SEC on November 20, 2008, that would permit them to borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  If the exemptive application is approved by the SEC as filed, any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing fund. A borrowing fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending fund could result in lost investment opportunities or borrowing costs.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Latin America.  Investing in Latin America involves risks not typically associated with investments in the United States.  Because all of the economies in Latin America are considered emerging market economies, investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Securities markets of countries with emerging market economies typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets.

Economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations.  In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth.  Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates, inflation and unemployment.  In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.

The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  Since the early 1990s most governments in the region have transitioned from protectionist policies to policies that promote regional and global exposure.  Many countries in the region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue.  Many countries in the region are dependent on the United States economy, and any declines in the United States economy are likely to affect the economies throughout the region.  Mexico is particularly vulnerable to fluctuations in the United States economy because the majority of its exports are directed to the United States.  Recent declines in international demand for raw materials and manufactured goods from Latin America have resulted in a sharp decline in export receipts in the region. The region experienced a significant decline in economic activity at the end of 2008 as a result of the global recession, and a renewed global recession could again have a significant adverse effect on the region’s economies.

Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies.  Rising interest rates may force some countries to restructure loans or risk default on their obligations and may adversely affect securities markets.  Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.

Political and social instabilities in the Latin American region, including military intervention in civilian and economic spheres and political corruption, may result in significant economic downturns, increased volatility in the economies of countries in the region, and disruption in the securities markets in the region.  Social inequality and poverty also contribute to political and economic instability in the region.  Many of the region’s governments continue to exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization.

Economic performance among countries in the Latin American region is diverse. Brazil is currently considered one of the fastest-growing emerging markets in the world, while other countries in the region have slower, or even negative, growth rates.  Latin America’s recovery from the global recession is expected to be slower than the recoveries of other regions due to the region’s dependence on exports, high level of indebtedness and high inflation and unemployment rates, as well as its close ties to the United States economy.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount typically equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Leveraging. Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix G for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

See Appendix G for a description of short-term debt instrument ratings.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pass-through pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans.  The bonds issued in a CMBS transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under a typical CMBS structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBS issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBS structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBS depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry includes providers such as hospitals, nursing homes, elderly retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: national health reform adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer, during the origination period. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue ––a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

See Appendix G for a description of municipal instrument ratings.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument.  The seller of an option is called an option writer.  The purchase price of an option is called the premium.  The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs.  This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”).  Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price.  The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform.  Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded.  The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium.  The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary market exists.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium.  The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser.  If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium.  The option writer,  however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written,  is equal to the amount the option is “in-the-money” when the option is exercised.  A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option.  A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest.  Generally, any profit realized by an option purchaser represents a loss for the option writer.  The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option.  In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time.  A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates.  A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.  Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Potential Conflict of Interest Risk. In managing an MFS Fund-of-Fund, MFS is subject to potential conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the MFS Fund-of-Fund when selecting underlying funds.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, a REIT may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a fund may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities.  Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps and Related Derivatives.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement.  For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. In the case of physically settled swaps, it may not be possible to close out the swap at any particular time or at an acceptable price. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps.  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount).  A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor.  A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives currently take place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to adverse market, economic, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates.  The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX E - INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

For all Funds other than MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund,  MFS New Discovery Value Fund, MFS Global Leaders Fund, and MFS Emerging Markets Debt Local Currency Fund:

As fundamental investment restrictions, the Fund may not:

(1)          borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act;

(2)          underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3)          issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4)          make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

For MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund, MFS New Discovery Value Fund, MFS Global Leaders Fund, and MFS Emerging Markets Debt Local Currency Fund:

As fundamental investment restrictions, the Fund may:

(1)          borrow money to the extent not prohibited by applicable law;

(2)          underwrite securities issued by other persons to the extent not prohibited by applicable law;

(3)          issue senior securities to the extent not prohibited by applicable law;

(4)          make loans to the extent not prohibited by applicable law.

* * * * * *

For all Funds other than MFS Asia Pacific ex-Japan Fund, MFS Commodity Strategy Fund, MFS European Equity Fund, MFS Global Bond Fund, MFS Global Real Estate Fund, MFS Latin American Equity Fund, MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund, MFS New Discovery Value Fund, MFS Global Leaders Fund, and MFS Emerging Markets Debt Local Currency Fund:

As a fundamental investment restriction, the Fund may not:

(5)          purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

For MFS Commodity Strategy Fund and MFS Global Bond Fund:

As a fundamental investment restriction, the Fund may:

(5)          purchase or sell real estate, commodities, or commodity contracts to the extent permitted by applicable law.

For MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund,  MFS New Discovery Value Fund, MFS Global Leaders Fund, and MFS Emerging Markets Debt Local Currency Fund:

As a fundamental investment restriction, the Fund may:

(5)          purchase or sell real estate or commodities to the extent not prohibited by applicable law.

For MFS Global Real Estate Fund:

As a fundamental investment restriction, commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts.

* * * * * *

For MFS Cash Reserve Fund, MFS Government Money Market Fund and MFS Money Market Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

For MFS High Income Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

For MFS Utilities Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

For MFS Technology Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

For MFS Global Real Estate Fund:

As a fundamental investment restriction, the Fund will invest at least 25% of its total assets in the real estate group of industries.

For MFS Global Bond Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the global bond market.

For MFS Commodity Strategy Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest more than 25% of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector.

For MFS Asia Pacific ex-Japan Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Asia Pacific market excluding Japan as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the Asia Pacific market excluding Japan.

For MFS European Equity Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the European market as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the European market.

For MFS Latin American Equity Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Latin American market as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the Latin American market.

For MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund, MFS New Discovery Value Fund, and MFS Emerging Markets Debt Local Currency Fund:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

For MFS Global Leaders Fund:

(6)          As a fundamental investment restriction, the Fund will invest at least 25% of its total assets in issuers in industries in the consumer staples, leisure, and retailing sectors in the aggregate.

For all other Funds:

As a fundamental investment restriction, the Fund may not:

(6)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

For MFS Cash Reserve Fund, MFS Government Money Market Fund and MFS Money Market Fund:

The Fund will not:

(1)          invest in illiquid investments if more than 5% of the Fund’s net assets (taken at market value) would be invested in such securities.

For all other Funds:

The Fund will not:

(1)          invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

* * * * * *

For MFS High Income Fund:

The Fund will not:

(2)          purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

For all Funds:

Except for fundamental investment restriction (1) and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For all funds except MFS Asia Pacific ex-Japan Fund, MFS Commodity Strategy Fund, MFS European Equity Fund, MFS Global Bond Fund, MFS Latin American Equity Fund,  MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund, MFS New Discovery Value Fund, MFS Global Leaders Fund, and MFS Emerging Markets Debt Local Currency Fund, for purposes of fundamental investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For all funds except MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund, MFS New Discovery Value Fund, MFS Emerging Markets Debt Local Currency Fund, and MFS Global Leaders Fund, for purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For all funds except MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, MFS Lifetime 2050 Fund, MFS Absolute Return Fund, MFS Global Multi-Asset Fund, MFS New Discovery Value Fund, MFS Emerging Markets Debt Local Currency Fund, and MFS Global Leaders Fund, for purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction (6) with respect to all funds except MFS Global Bond Fund, MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, and MFS Latin American Equity Fund, and non-fundamental investment restriction (2) with respect to MFS High Income Fund, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

For purposes of fundamental investment restriction (6) with respect to MFS Asia Pacific ex-Japan Fund, MFS European Equity Fund, and MFS Latin American Equity Fund, MFS uses the industry classifications of an index determined by the Advisor to be an appropriate measure of the relevant market.

For purposes of fundamental investment restriction (6) with respect to MFS Global Bond Fund, MFS uses the industry classifications, if available, of an index determined by the Advisor to be an appropriate measure of the relevant market; otherwise, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

For purposes of fundamental investment restriction (6) for MFS Technology Fund:  (a) MFS considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities (“technology issuers”); and (b) MFS is permitted to invest more than 25% of the fund’s assets in technology issuers within a single industry.

For MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2050 Fund MFS International Diversification Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Global Multi-Asset Fund:

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

APPENDIX F - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
Abel Noser Corp.	Analytical Tool
Atos	IT Client Services and Desktop Architecture
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
CDS/Computer	Software Vendor
Checkfree Corp.	Software Vendor
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Global Trading Analytics	Analytical Tool
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JP Morgan Chase Bank*	Fund Custodian/Derivatives Collateral Manager
J.P. Morgan Securities Inc.	Analytical Tool
KPMG, LLP**	Client
Lipper Inc.	Publication Preparation
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
RiskMetrics	Analytical Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelly	Software Vendor and Typesetting and Printing Services
R.V. Kuhns & Associates Inc.**	Consultant
Saloman Analytics Inc.	Analytical Tool
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
UBS Global Asset Manager (Americas), Inc. ***	Fund Management
Wilshire Analytics/Axiom	Analytical Tool

*                 JPMorgan Chase Bank also receives non-public portfolio holdings information from UBS Global Asset Management (Americas), Inc. in its role as the derivatives collateral manager for the portion of the MFS Diversified Target Return Fund for which UBS serves as sub-adviser.

**          KPMG, LLP receives limited non-public portfolio holdings information for the MFS Global Equity Fund and the MFS Emerging Markets Debt Fund in order to satisfy auditor independence rules; R.V. Kuhns & Associates, Inc. acts as a consultant to KPMG and receives the same limited non-public holdings information for these Funds.

***   UBS Global Asset Management (Americas), Inc. receives non-public portfolio holdings information regarding the portion of MFS Diversified Target Return Fund for which it serves as sub-adviser.

This list is current as of August 1, 2011, and any additions, modifications or deletions to the list that have occurred since August 1, 2011, are not reflected.

APPENDIX G - DESCRIPTION OF RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Services Description of its Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s US Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal market. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal longterm rating scale differs from Moody’s general long-term rating scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global Scales. .

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present aboce-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues Baa represent Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issues.

B: Issuers or issues rated B demonstrates weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Excerpts From Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Description of its Ratings

Issue credit ratings are based, in varying degrees, of Standard & Poor’s analysis of the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payments arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or where preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments have a total value that is less than par.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment to the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weekend capacity of the obligor to meet its financial commitment to the obligation.

B – A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 – A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to the other speculative-grade obligors.

B-2 – A short-term obligation rated ‘B-2’ is regarded as having significant characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to the other speculative-grade obligors.

B-3 – A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to the other speculative-grade obligors.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Excerpts from Fitch Ratings Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation; the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an unsecured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan; capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term IDR category or to Long-Term IDR categories below “B”.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk.  Default is a real possibility.

RD:  Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:  Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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